                                                                    EXHIBIT 10.4


                     AMENDED AND RESTATED CREDIT AGREEMENT



                           DATED AS OF JULY 30, 1999

                                     AMONG

                  NATIONAL GOLF OPERATING PARTNERSHIP, L.P.,
                                 AS BORROWER,

                        NATIONAL GOLF PROPERTIES, INC.,
                       AS GENERAL PARTNER AND GUARANTOR,

                    THE FIRST NATIONAL BANK OF CHICAGO, AS
                       ADMINISTRATIVE AGENT AND LENDER,

                      MERRILL LYNCH CAPITAL CORPORATION,
                       AS SYNDICATION AGENT AND LENDER,

                            ING (U.S.) CAPITAL LLC
              AS CO-DOCUMENTATION AGENT, CO-ARRANGER, AND LENDER,

                                      AND

                        UNION BANK OF CALIFORNIA, N.A.,
                     AS CO-DOCUMENTATION AGENT AND LENDER

                                      AND

                        BANC ONE CAPITAL MARKETS, INC.

                                      AND

              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                           AS JOINT LEAD ARRANGERS,



                                      AND

                           THE SEVERAL OTHER LENDERS
                       FROM TIME TO TIME PARTIES HERETO

                               TABLE OF CONTENTS

AMENDED AND RESTATED CREDIT AGREEMENT........................................................................... 1

RECITALS........................................................................................................ 1

ARTICLE I DEFINITIONS........................................................................................... 1

ARTICLE II THE CREDIT...........................................................................................17

     2.1     Commitment.........................................................................................17
     2.2     Final Principal Payment............................................................................18
     2.3     Applicable Margins.................................................................................18
     2.4     Revolving Commitment Fee...........................................................................19
     2.5     Other Fees.........................................................................................19
     2.6     Reserved...........................................................................................19
     2.7     Minimum Amount of Each Advance.....................................................................19
     2.8     Prepayments; Reductions in Commitment..............................................................19
     2.9     Method of Selecting Types and Interest Periods for New Advances....................................22
     2.10    Conversion and Continuation of Outstanding Advances................................................22
     2.11    Changes in Interest Rate, Etc......................................................................23
     2.12    Rates Applicable After Default.....................................................................23
     2.13    Swing Line Loans...................................................................................23
     2.14    Extension of Revolving Facility Termination Date...................................................24
     2.15    Method of Payment..................................................................................24
     2.16    Notes; Telephonic Notices..........................................................................25
     2.17    Interest Payment Dates; Interest and Fee Basis.....................................................25
     2.18    Notification of Advances, Interest Rates and Prepayments...........................................26
     2.19    Lending............................................................................................26
     2.20    Non-Receipt of Funds by the Administrative Agent...................................................26
     2.21    Withholding Tax Exemption..........................................................................26
     2.22    Usury..............................................................................................27
     2.23    Applications of Moneys Received....................................................................27

ARTICLE III THE LETTER OF CREDIT SUBFACILITY  TO THE REVOLVING LOAN
FACILITY........................................................................................................29

     3.1     Obligations to Issue...............................................................................29
     3.2     Types and Amounts..................................................................................29
     3.3     Conditions.........................................................................................29
     3.4     Procedure for Issuance of Facility Letters of Credit...............................................30
     3.5     Reimbursement Obligations; Duties of Issuing Bank..................................................31
     3.6     Participation......................................................................................32

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
     3.7     Payment of Reimbursement Obligations...............................................................33
     3.8     Compensation for Facility Letters of Credit........................................................34
     3.9     Letter of Credit Collateral Account................................................................34

ARTICLE IV CHANGE IN CIRCUMSTANCES..............................................................................35

     4.1     Yield Protection...................................................................................35
     4.2     Changes in Capital Adequacy Regulations............................................................36
     4.3     Availability of LIBOR Advances.....................................................................36
     4.4     Funding Indemnification............................................................................36
     4.5     Lender Statements; Survival of Indemnity...........................................................36
     4.6     Substitutions of Lenders...........................................................................37

ARTICLE V CONDITIONS PRECEDENT..................................................................................37

     5.1     Effective Date.....................................................................................37
     5.2     Each Advance.......................................................................................39

ARTICLE VI REPRESENTATIONS AND WARRANTIES.......................................................................39

     6.1     Existence..........................................................................................40
     6.2     Authorization and Validity.........................................................................40
     6.3     No Conflict; Government Consent....................................................................40
     6.4     Financial Statements; Material Adverse Change......................................................40
     6.5     Taxes..............................................................................................41
     6.6     Litigation and Guarantee Obligations...............................................................41
     6.7     Subsidiaries.......................................................................................41
     6.8     ERISA..............................................................................................41
     6.9     Accuracy of Information............................................................................41
     6.10    Margin Stock.......................................................................................42
     6.11    Material Agreements................................................................................42
     6.12    Compliance with Laws...............................................................................42
     6.13    Ownership of Properties............................................................................42
     6.14    Investment Company Act.............................................................................42
     6.15    Public Utility Holding Company Act.................................................................42
     6.16    Solvency...........................................................................................42
     6.17    Insurance..........................................................................................43
     6.18    REIT Status........................................................................................43
     6.19    Environmental Matters..............................................................................43
     6.20    Unencumbered Assets................................................................................44
     6.21    Year 2000 Representation and Warranty..............................................................45

ARTICLE VII COVENANTS...........................................................................................45

     7.1     Financial Reporting................................................................................45
     7.2     Use of Proceeds....................................................................................47
     7.3     Notice of Default..................................................................................47
     7.4     Conduct of Business; Limitations on Investments....................................................47

                                      ii
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
     7.5     Taxes..............................................................................................48
     7.6     Insurance..........................................................................................48
     7.7     Compliance with Laws...............................................................................48
     7.8     Maintenance of Properties..........................................................................48
     7.9     Inspection.........................................................................................48
     7.10    Maintenance of Status..............................................................................48
     7.11    Dividends..........................................................................................49
     7.12    Merger; Sale of Assets.............................................................................49
     7.13    General Partner's Ownership and Control of Borrower................................................49
     7.14    Sale and Leaseback.................................................................................49
     7.15    Liens:.............................................................................................49
     7.16    Affiliates.........................................................................................50
     7.17    Interest Rate Hedging..............................................................................50
     7.18    Limitation on Variable Rate Indebtedness...........................................................50
     7.19    Consolidated Net Worth.............................................................................51
     7.20    Indebtedness and Cash Flow Covenants...............................................................51
     7.21    Environmental Matters..............................................................................51
     7.22    Control of the General Partner.....................................................................52
     7.23    Approved Operating Leases..........................................................................52
     7.24    Borrower's Partnership Agreement...................................................................52
     7.25    General Partner's Assets...........................................................................53
     7.26    Notice of Rating Change............................................................................53
     7.27    Year 2000 Compliance...............................................................................53
     7.28    Operating Leases...................................................................................53
     7.29    Capital Expenditures...............................................................................53
     7.30    No Negative Pledge.................................................................................53

ARTICLE VIII DEFAULTS...........................................................................................53

     8.1     Nonpayment of Principal............................................................................53
     8.2     Nonpayment of Other Amounts........................................................................54
     8.3     Breach of Certain Covenants........................................................................54
     8.4     Representation of Warranty Untrue..................................................................54
     8.5     Breach of Other Provisions.........................................................................54
     8.6     Material Indebtedness..............................................................................54
     8.7     Voluntary Bankruptcy...............................................................................54
     8.8     Involuntary Bankruptcy.............................................................................54
     8.9     Condemnation.......................................................................................55
     8.10    Judgments..........................................................................................55
     8.11    AGC................................................................................................55
     8.12    Pledge of AGC Ownership Interests..................................................................55
     8.13    Ownership of AGC...................................................................................55
     8.14    Multiemployer Plan Withdrawal Liability............................................................55
     8.15    Multiemployer Plan Termination.....................................................................56
     8.16    Environmental Remediation..........................................................................56
     8.17    Revocation of Guaranty.............................................................................56

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
ARTICLE IX ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES.......................................................56

     9.1     Acceleration.......................................................................................56
     9.2     Amendments.........................................................................................57
     9.3     Preservation of Rights.............................................................................59

ARTICLE X GENERAL PROVISIONS....................................................................................59

     10.1    Survival of Representations........................................................................59
     10.2    Governmental Regulation............................................................................59
     10.3    Taxes..............................................................................................59
     10.4    Headings...........................................................................................59
     10.5    Entire Agreement...................................................................................59
     10.6    Several Obligations; Benefits of this Agreement....................................................60
     10.7    Expenses; Indemnification..........................................................................60
     10.8    Reserved...........................................................................................60
     10.9    Accounting.........................................................................................60
     10.10   Severability of Provisions.........................................................................60
     10.11   Nonliability of Lenders............................................................................61
     10.12   Publicity..........................................................................................61
     10.13   CHOICE OF LAW......................................................................................61
     10.14   CONSENT TO JURISDICTION............................................................................61
     10.15   WAIVER OF JURY TRIAL...............................................................................61
     10.16   Confidentiality....................................................................................62

ARTICLE XI THE ADMINISTRATIVE AGENT AND AGREEMENTS AMONG LENDERS................................................62

     11.1    Appointment........................................................................................62
     11.2    Powers.............................................................................................62
     11.3    General Immunity...................................................................................62
     11.4    No Responsibility for Loans, Recitals, etc.........................................................62
     11.5    Action on Instructions of Lenders..................................................................63
     11.6    Employment of Agents and Counsel...................................................................63
     11.7    Reliance on Documents; Counsel.....................................................................63
     11.8    Administrative Agent's Reimbursement and Indemnification...........................................63
     11.9    Rights as a Lender.................................................................................64
     11.10   Lender Credit Decision.............................................................................64
     11.11   Successor Administrative Agent.....................................................................64
     11.12   Notice of Defaults.................................................................................65
     11.13   Requests for Approval..............................................................................65
     11.14   Copies of Documents................................................................................65
     11.15   Defaulting Lenders.................................................................................65

ARTICLE XII SETOFF; RATABLE PAYMENTS............................................................................66

     12.1    Setoff.............................................................................................66

                                      iv
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
     12.2    Ratable Payments...................................................................................66

ARTICLE XIII BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS..................................................66

     13.1    Successors and Assigns.............................................................................66
     13.2    Participations.....................................................................................67
     13.3    Assignments........................................................................................68
     13.4    Dissemination of Information.......................................................................69
     13.5    Tax Treatment......................................................................................69

ARTICLE XIV NOTICES.............................................................................................69

     14.1    Giving Notice......................................................................................69
     14.2    Change of Address..................................................................................69

ARTICLE XV COUNTERPARTS.........................................................................................69

                                       v
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Exhibits:


Exhibit A           Pricing Grid
Exhibit B           Form of Revolving Note
Exhibit C           Form of Term Note
Exhibit D           Form of Opinion
Exhibit E           Form of Loan/Credit Related Money Transfer Instruction
Exhibit F           Form of Compliance Certificate
Exhibit G           Minimum Specifications for Environmental Investigations
Exhibit H           Form of Assignment Agreement



Schedules:
----------

Schedule 1   Subsidiaries
Schedule 2   Unencumbered Assets
Schedule 3   Approved Operators
Schedule 4   Jurisdictions from which Good Standing Certificates
             Must be Delivered
Schedule 5   Current Financeable Ground Leases

                     AMENDED AND RESTATED CREDIT AGREEMENT

     This Agreement, dated as of July 30, 1999, is among National Golf Operating Partnership, L.P., a Delaware limited partnership (the "Borrower"), National
                                                        --------
Golf Properties, Inc., a Maryland corporation (the "General Partner" and the
                                                    ---------------
"Guarantor"), Banc One Capital Markets, Inc. ("BOCM"), Merrill Lynch, Pierce,
----------                                     ----
Fenner & Smith Incorporated ("Merrill Lynch") and, collectively with BOCM, the "Joint Lead Arrangers" or "Arrangers"), The First National Bank of Chicago
---------------------      ---------
("First Chicago") as a Lender and as "Administrative Agent", Merrill Lynch
---------------                       --------------------
Capital Corporation ("MLCC"), as a Lender and as Syndication Agent, ING (U.S.)
                      ----
Capital LLC, as Co-Documentation Agent, Co-Arranger, and Lender, Union Bank of California, N.A., as Co-Documentation Agent and Lender, and the several banks, financial institutions and other entities from time to time parties to this Agreement (collectively, with First Chicago and MLCC, the "Lenders").
                                                           -------

                                    RECITALS
                                    --------

     A. The Borrower is primarily engaged in the business of purchasing, developing, owning, lending upon the security of, and leasing golf course properties.

     B. The General Partner, the Borrower's sole general partner, is listed on the New York Stock Exchange and is qualified as a real estate investment trust. The General Partner owns approximately 59% of the total partnership units in the Borrower and various limited partners in the Borrower own approximately 41% of such partnership units.

     C. The Borrower, the Guarantor, BOCM, Merrill Lynch, First Chicago, MLCC and several other Lenders party thereto entered into that certain Revolving Credit Agreement dated as of March 29, 1999 (as amended from time to time, the "Prior Credit Agreement").
 ----------------------

     D. The Borrower and the General Partner have requested that the existing facility be replaced by (i) a term loan facility in the amount of $100,000,000 ("Term Facility") and a revolving credit facility in the maximum aggregate
  -------------
amount of $200,000,000 ("Revolving Facility") and (ii) that the Prior Credit
                         ------------------
Agreement be amended and restated in order to provide for such facilities. The Lenders are willing on the terms and conditions set forth herein to do so.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree that on the Closing Date, the Prior Credit Agreement shall be amended and restated as follows:

                                   ARTICLE I

                                  DEFINITIONS

     As used in this Agreement:

     "ABR Advance" means an Advance which bears interest at the Adjusted ABR
Rate.

     "ABR Applicable Margin" means, as of any date, the ABR Applicable Margin in effect on such date with respect to ABR Advances and ABR Loans for the Revolving Facility or the Term Facility, as applicable, as determined in accordance with
Section 2.3.

     "ABR Loan" means a Loan which bears interest at the Adjusted ABR Rate.

     "Adjusted ABR Rate" means, for any day, a rate per annum equal to (i) the Alternate Base Rate for such day plus (ii) the ABR Applicable Margin for such day, in each case changing when and as the Alternate Base Rate changes.

     "Administrative Agent" means The First National Bank of Chicago in its capacity as agent for the Lenders pursuant to Article XI, and not in its
                                              ----------
individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article XI.
                      ----------

     "Advance" means a portion of the indebtedness outstanding under either the Revolving Facility or the Term Facility consisting of the aggregate amount of the several Loans (including Swing Line Loans) made by the Lenders (or, in the case of Swing Line Loans, the Swing Line Lender) to the Borrower of the same Type and, in the case of LIBOR Advances, for the same Interest Period. Multiple Advances may result from different interest rate selections made by Borrower applying to different portions of the Term Facility or Revolving Facility regardless of the number of disbursements.

     "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 50% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

     "AGC" shall mean American Golf Corporation, a California subchapter S corporation, and its majority owned subsidiaries.

     "Aggregate Commitment" means the sum of (i) the Aggregate Revolving Commitment, and (ii) the Aggregate Term Balance (except that prior to disbursement of the Term Facility the sum of the Term Commitment for each Term Lender shall be used instead of the Aggregate Term Balance).

     "Aggregate Revolving Commitment" means the aggregate of the Revolving Commitment of all the Lenders at such time, which shall be initially $200,000,000.

     "Aggregate Term Balance" means the aggregate principal amount outstanding under the Term Facility.

     "Agreement" means this Amended and Restated Credit Agreement, as it may be amended or modified and in effect from time to time.

     "Allocated Facility Amount" means, at any time, the sum of all then outstanding Advances and the then outstanding Facility Letter of Credit Obligations.

     "Alternate Base Rate" for any day means the greater of (i) the Corporate Base Rate or (ii) the federal funds rate as published by the Federal Reserve Bank plus one-half percent (0.50%) per annum.

     "Applicable Margin" means the LIBOR Applicable Margin or ABR Applicable Margin, as applicable.

     "Approved Operator" means each Person listed on Schedule 3 hereto and each other tenant under an operating lease for a Project which tenant has been approved by the Required Lenders, such approval not to be unreasonably withheld if the proposed tenant is an experienced, reputable operator.

     "Approved Operating Lease" means an operating lease for a Project with an Approved Operator, which lease (i) has been approved by the Required Lenders or
(ii) is in substantially the form of the form operating lease which has theretofore been approved by the Required Lenders, with no changes thereto that would reasonably be anticipated to adversely affect the Borrower in any material respect.

     "Arrangers" means Merrill Lynch and BOCM.

     "Article" means an article of this Agreement unless another document is specifically referenced.

     "Authorized Officer" means any of the President, Chairman of Finance Committee, Vice President Controller or Vice President Finance, acting singly.

     "BOCM" means Banc One Capital Markets, Inc.

     "Borrower" means National Golf Operating Partnership, L.P., a Delaware limited partnership, and its successors and permitted assigns.

     "Borrowing Date" means a date on which an Advance is made hereunder.

     "Borrowing Notice" is defined in Section 2.9.
                                      -----------

     "Business Day" means (i) with respect to any borrowing, payment or rate selection of LIBOR Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Los Angeles, California, Chicago, Illinois, and New York, New York for the conduct of substantially all of their commercial lending activities and on which dealings in U.S. dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Los Angeles, California, Chicago, Illinois and New York, New York for the conduct of substantially all of their commercial lending activities.

     "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation and any and all warrants or options to purchase any of the foregoing.

     "Capitalization Value" means the sum of (a) the quotient obtained by dividing Total Property Operating Income by 10.5% plus (b) an amount equal to 100% of the then-current book value, determined in accordance with GAAP, of all first mortgage receivables of the Borrower or its Wholly-Owned Subsidiaries on golf course properties, provided that in no event shall the aggregate amount added to the amount determined pursuant to the foregoing clause (a) pursuant to this clause (b) exceed the lesser of (i) five percent (5%) of the amount determined pursuant to the foregoing clause (a) and (ii) $50,000,000.00.

     "Capitalized Lease" of a Person means any lease of Property imposing obligations on such Person, as lessee thereunder, which are required in accordance with GAAP to be capitalized on a balance sheet of such Person.

     "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

     "Cash Equivalents" means, as of any date, (i) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than one year from such date, (ii) time deposits and certificates of deposit having maturities of not more than one year from such date and issued by any domestic commercial bank having (A) senior long-term unsecured debt rated at least A or the equivalent thereof by S&P or A2 or the equivalent thereof by Moody's and (B) capital and surplus in excess of $500,000,000, and (iii) commercial paper rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody's and in either case maturing within 90 days from such date.

     "Closing Date" means July 30, 1999.

     "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

     "Commitment" means, for each Lender, its Revolving Commitment and/or Term Commitment, as applicable.

     "Condemnation" is defined in Section 8.9.
                                  -----------

     "Consolidated Net Income" means, for any period, consolidated net income (or loss) of the General Partner, the Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that
                                                                   --------
there shall be excluded (a) the income (or deficit) of any other Person accrued prior to the date it becomes a Subsidiary of the General Partner or the Borrower or is merged into or consolidated with the General Partner, the Borrower or any of their Subsidiaries and (b) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such Subsidiary.

     "Consolidated Net Worth" means, as of any date of determination, an amount equal to (a) Capitalization Value as of such date minus (b) Consolidated Total
                                                  -----
Indebtedness as of such date.

     "Consolidated Secured Indebtedness" means, as of any date of determination, the sum of (a) the aggregate principal amount of all Indebtedness of the General Partner, the Borrower and their respective Subsidiaries outstanding at such date which is secured by a Lien on any asset of the General Partner, the Borrower or any of their respective Subsidiaries and (b) the excess, if any, of (i) the aggregate principal amount of all Consolidated Unsecured Indebtedness of those Subsidiaries of the General Partner or the Borrower which are not Guarantors over (ii) $5,000,000, determined on a consolidated basis in accordance with GAAP
----
and (c) the General Partner's and the Borrower's pro rata share of any secured debt in Investment Affiliates.

     "Consolidated Total Indebtedness" means, as of any date of determination, all Indebtedness of the General Partner, the Borrower and their respective Subsidiaries outstanding at such date, determined on a consolidated basis in accordance with GAAP, plus their pro rata share of all Investment Affiliate debt.

     "Consolidated Unsecured Indebtedness" means, as of any date of determination, the sum of the aggregate principal amount of all Indebtedness of the General Partner, the Borrower and their Subsidiaries outstanding at such date, including the Facility Letter of Credit Obligations, which does not constitute Consolidated Secured Indebtedness.

     "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the General Partner, the Borrower or any of their Subsidiaries, are treated as a single employer under Section 414(b) or (c) of the Code solely for the purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, are treated as a single employer under Section 414(m) or (o) of the Code.

     "Conversion/Continuation Notice" is defined in Section 2.10.
                                                    ------------

     "Corporate Base Rate" means a rate per annum equal to the corporate base rate of interest announced by Administrative Agent from time to time, changing when and as such corporate base rate changes.

     "Debt Service" means, for any fiscal quarter, Interest Expense plus scheduled principal amortization payments (excluding balloon payments), provided that in the case of amortization payments made less frequently than
--------
quarterly, 25% of the aggregate amortization payments for the fiscal year including such fiscal quarter shall be included in Debt Service for such quarter and provided further that Debt Service shall not include any Indebtedness,
    -------- -------
extension, renewal or refinancing of Indebtedness among the General Partner, the Borrower and their Subsidiaries (or any payments with respect thereto) or any repayment of revolving credit Advances under the Revolving Facility.

     "Default" means an event of Default described in Article VIII.

     "Default Rate" is defined in Section 2.12.
                                  ------------

     "Defaulting Lender" means any Lender which fails or refuses to perform its obligations under this Agreement within the time period specified for performance of such obligation, or, if no time frame is specified, if such failure or refusal continues for a period of five Business Days after written notice from the Administrative Agent; provided
                                                                       --------
that if such Lender cures such failure or refusal, such Lender shall cease to be a Defaulting Lender.

     "EBITDA" means operating income before gains and losses from sales of Properties, equity in earnings of Investment Affiliates and minority interest in earnings, as reported by the General Partner, the Borrower and their Subsidiaries in accordance with GAAP, plus (i) depreciation, amortization and cash taxes (excluding sales taxes) plus (ii) interest income on mortgage loans on golf course properties held by the Borrower or any of its Wholly-Owned Subsidiaries plus (iii) (without redundancy) the General Partner's and the Borrower's pro rata share of Net Operating Income from Investment Affiliates, in each case for the most recent four (4) full fiscal quarters for which financial results have been reported. EBITDA shall be adjusted to include pro forma earnings (as substantiated to the satisfaction of the Administrative Agent) for the entire four (4) fiscal quarter period for any Property acquired or placed in service during such period and to exclude earnings during such period from any Property not owned as of the end of such period.

     "Environmental Laws" means any and all applicable foreign, federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other requirements of law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect, in each case to the extent the foregoing are applicable to the General Partner, the Borrower or any Subsidiary or any of their respective assets or Projects.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

     "Facility Letter of Credit" means a Letter of Credit issued hereunder.

     "Facility Letter of Credit Fee" is defined in Section 3.8.
                                                   -----------

     "Facility Letter of Credit Obligations" means, as at the time of determination thereof, all liabilities, whether actual or contingent, of the Borrower with respect to Facility Letters of Credit, including the sum of (a) the Reimbursement Obligations and (b) the aggregate undrawn face amount of the then outstanding Facility Letters of Credit.

     "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10 a.m. (Chicago time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

     "Financeable Ground Lease" means a Major Ground Lease satisfactory to the Required Lenders and the Administrative Agent's counsel in their reasonable discretion, which must provide protections for a potential leasehold mortgagee ("Mortgagee") which
                                                          ---------
include, among other things (i) a remaining term (including renewal options exercisable solely at the option of the Borrower) of no less than 20 years, (ii) that the lease will not be terminated until the Mortgagee has received notice of a default and has had a reasonable opportunity to cure or complete foreclosure, and fails to do so, (iii) provision for a new lease on substantially the same terms to the Mortgagee as tenant if the ground lease is terminated for any reason, (iv) non-merger of the fee and leasehold estates, (v) transferability of the tenant's interest under the ground lease, without the ground lessor's prior consent except for restrictions based on the satisfaction of certain objective criteria reasonably acceptable to Administrative Agent, and (vi) that insurance proceeds and condemnation awards (from the fee interest as well as the leasehold interest) will be applied pursuant to the terms of a leasehold mortgage. The existing Major Ground Leases described on Schedule 5 attached hereto have been reviewed and approved for inclusion as "Financeable Ground Leases" by the Required Lenders as of the Closing Date, notwithstanding any deviations from the standards set forth in the preceding sentence.

     "First Chicago" means The First National Bank of Chicago in its individual capacity, and its successors.

     "Fixed Charges" means, for any fiscal quarter, (i) Debt Service plus (ii) cash tax payments (excluding sales taxes) plus (iii) any ground lease rental (except to the extent it has been deducted from operating income for purposes of determining EBITDA) plus (iv) required dividends on preferred stock of the General Partner and the Subsidiaries of the General Partner and the Borrower plus (v) distributions on account of preferred operating partnership units of the Borrower.

     "Funded Debt" means, as of any date, that portion of Consolidated Total Indebtedness represented by borrowed money.

     "Funded Percentage" means, with respect to any Revolving Lender at any time, a percentage equal to a fraction the numerator of which is the amount actually disbursed and outstanding to Borrower by such Revolving Lender at such time (including Swing Line Loans), and the denominator of which is the total amount disbursed and outstanding to Borrower by all of the Revolving Lenders at such time (including Swing Line Loans).

     "Funds From Operations" means, for any period, Consolidated Net Income for such period without giving effect to depreciation and amortization, gains or losses from extraordinary items, gains or losses on sales of real estate, gains or losses on investments in marketable securities and any provisions for or benefits from income taxes for such period.

     "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time and consistently applied.

     "General Partner" means National Golf Properties, Inc., a Maryland corporation, the sole general partner of the Borrower, and its successors and assigns.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guarantee Obligation" means, as to any Person (the "guaranteeing person"),
                                                          -------------------
any obligation (determined without duplication) of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any Letter of Credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counter-indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the
                        -------------------
"primary obligor") in any manner, whether directly or indirectly, including,
----------------
without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include
--------  -------
endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee Obligation (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee Obligation), provided, that
                                                                  --------
in the absence of any such stated amount or stated liability, the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

     "Guarantor" means the General Partner in its capacity as the guarantor under the Guaranty and such Subsidiaries as have executed a guaranty of the Company's Obligations hereunder.

     "Guaranty" means (i) that certain Guaranty of even date herewith executed by the Guarantor in favor of the Administrative Agent, for the ratable benefit of the Lenders, as it may be amended or modified and in effect from time to time and (ii) any guaranty that may hereafter be executed and delivered by any Subsidiary which is in form and substance satisfactory to the Administrative Agent and is accompanied by such evidence of due execution and enforceability (including, without limitation, Lien searches, organizational documents, good standing certificates, officers' certificates and opinions of counsel) as may be required by the Administrative Agent.

     "Indebtedness" of any Person at any date means without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of Property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), to the extent such obligations constitute indebtedness for the purposes of GAAP, (c) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument,
(d) all Capitalized Lease Obligations, (e) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (f) all Guarantee Obligations of such Person (excluding in any calculation of consolidated indebtedness of the Borrower and the General Partner, Guarantee Obligations of the Borrower or the General Partner in respect of primary obligations of any

Subsidiary), (g) all reimbursement obligations of such Person for letters of credit and other contingent liabilities, (h) all liabilities secured by any Lien (other than Liens for taxes not yet due and payable) on any Property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof; provided that, with respect to liabilities which have not been assumed by such Person, the amount of such Indebtedness shall be limited to the fair market value of the Property encumbered by such Lien, (i) any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to accounts or notes receivable sold by such Person or any of its Subsidiaries, (j) any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of such Person, (k) such Person's pro rata share of debt in Investment Affiliates and (l) such Person's pro rata share of any loans where such Person is liable as a general partner.

     "Interest Expense" means all interest expense of the General Partner, the Borrower and their Subsidiaries determined in accordance with GAAP plus (i) the General Partner's and the Borrower's pro rata share of interest expense in Investment Affiliates, (ii) capitalized interest, (iii) 100% of any accrued, or paid interest incurred on any obligation for which the Borrower or the General Partner is wholly or partially liable under repayment, interest carry, or performance guarantees, or other relevant liabilities, provided that no expense shall be included more than once in such calculation even if it falls within more than one of the foregoing categories.

     "Interest Period" means a LIBOR Interest Period.

     "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account or contribution of capital by such Person to any other Person (other than a Subsidiary of such Person) or any investment in, or purchase or other acquisition of, the stock, partnership interests, notes, debentures or other securities of any other Person (other than a Subsidiary of such Person) made by such Person.

     "Investment Affiliate" means any Person in which the General Partner or the Borrower, directly or indirectly, has an ownership interest, whose financial results are not consolidated under GAAP with the financial results of the General Partner or the Borrower on the consolidated financial statements of the General Partner or the Borrower.

     "Issuing Bank" means, with respect to each Facility Letter of Credit, the Lender which issues such Facility Letter of Credit.

     "Lenders" means the lending institutions listed on the signature pages of this Agreement, their respective successors and assigns and any other lending institutions that subsequently become parties to this Agreement pursuant to
Section 13.3.
------------

     "Lending Installation" means, with respect to a Lender, any office, branch, subsidiary or affiliate of such Lender.

     "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

     "Letter of Credit Collateral Account" is defined in Section 3.9.
                                                         -----------

     "Leverage Ratio" means, as of the date of determination, the ratio of Funded Debt to Capitalization Value.

     "LIBOR Advance" means an Advance which bears interest at a LIBOR Rate.

     "LIBOR Applicable Margin" means, as of any date with respect to any LIBOR Interest Period, the LIBOR Applicable Margin in effect for such LIBOR Interest Period as determined in accordance with Section 2.3 hereof.
                                        -----------

     "LIBOR Base Rate" means, with respect to a LIBOR Advance for the relevant LIBOR Interest Period, the rate determined by the Administrative Agent to be the rate at which deposits in U.S. dollars are offered by First Chicago to first-class banks in the London interbank market at approximately 11 a.m. (London time) two Business Days prior to the first day of such LIBOR Interest Period, in the approximate amount of the relevant LIBOR Advance and having a maturity approximately equal to such LIBOR Interest Period.

     "LIBOR Interest Period" means, with respect to a LIBOR Advance, a period of one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such LIBOR Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such LIBOR Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If a LIBOR Interest Period would otherwise end on a day which is not a Business Day, such LIBOR Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such LIBOR Interest Period shall end on the immediately preceding Business Day.

     "LIBOR Loan" means a Loan which bears interest at a LIBOR Rate.

     "LIBOR Rate" means, with respect to a LIBOR Advance for the relevant LIBOR Interest Period, the sum of (i) the quotient of (a) the LIBOR Base Rate applicable to such LIBOR Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such LIBOR Interest Period, plus (ii) the LIBOR Applicable Margin in effect on the day that such LIBOR Base Rate was determined. The LIBOR Rate shall be rounded to the next higher multiple of 1/16 of 1%.

     "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

     "Loan" means, with respect to a Lender, such Lender's portion of any Advance.

     "Loan Documents" means this Agreement, the Notes, the Guaranty, and any other document from time to time evidencing or securing indebtedness or obligations incurred by the General Partner or the Borrower under this Agreement, as any of the foregoing may be amended or modified from time to time.

     "Major Ground Lease" means a ground lease demising to the Borrower or a Guarantor all of the land included in any Project or any portion of such land which the Administrative Agent, in its reasonable judgement, deems necessary for the continued operation of a golf course on such Project.

     "Material Adverse Effect" means a material adverse effect on (i) the business, Property, condition (financial or otherwise), results of operations, or prospects of the General Partner, the Borrower and their Subsidiaries taken as a whole, (ii) the ability of the General Partner or the Borrower to perform their obligations under the Loan Documents, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent or the Lenders thereunder.

     "Materials of Environmental Concern" means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

     "Maximum Legal Rate" means the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or in the Note or other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.

     "Merrill Lynch" means Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     "Moody's" means Moody's Investors Service, Inc. and its successors.

     "Multiemployer Plan" means any "multiemployer plan," as defined in Section 4001(a)(3) of ERISA, which the General Partner, the Borrower or any member of the Controlled Group maintains, administers, contributes to or is required to contribute to, or may incur any liability.

     "Net Cash Proceeds" means, with respect to any sale, transfer or other disposition of any asset or the sale or issuance of any Indebtedness or stock, partnership interests or other ownership interest or warrants, rights or options to acquire any of the same by any Person, the aggregate amount of cash received from time to time by or on behalf of such Person in connection with such transaction after deducting therefrom only (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions and (b) the amount of taxes payable in connection with or as a direct result of such transaction and, in the case of a sale or disposition of assets, the amount of any distributions required to be made in order to avoid the imposition of any corporate level income or excise tax and (c) the amount of any Indebtedness secured by a Lien on such asset that, by the terms of such transaction, is required to be repaid upon such disposition, in each case with respect to the foregoing clauses (a) and (c) to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate and are properly attributable to such transaction or to the asset that is the subject thereof.

     "Net Operating Income" means, with respect to any Investment Affiliate for any period, such entity's operating income minus all operating expenses (as determined in accordance with GAAP) incurred in connection with and directly attributable to the generation of such operating income but excluding interest expense and other debt service charges and any non cash charges such as depreciation or amortization of financing costs.

     "Note Purchase Agreements" shall mean, collectively, (i) the Note Purchase Agreement dated as of December 15, 1994 between National Golf Operating Partnership and the Purchasers listed therein with respect to Series A $50,000,000 8.68% Guarantied Senior Promissory Notes due December 15, 2004 and Series B $50,000,000 8.73% Guarantied Senior Promissory Notes due June 15, 2005 and (ii) the Restated Note Agreement dated as of July 1, 1996 between National Golf Operating Partnership and the Purchasers listed therein with respect to Series A-1 $14,758,700 7.9% Guarantied Senior Promissory Notes due June 15, 2006, Series A-2 $13,794,200 7.9% Guarantied Senior Promissory Notes due June 15, 2006, Series A-3 $11,447,100 7.9% Guarantied Senior Promissory Notes due June 15, 2006 and Series B $35,000,000 8% Guarantied Senior Promissory Notes due 10 years from the date of issuance.

     "Notes" means collectively each Term Note and each Revolving Note.

     "Notice of Assignment" is defined in Section 13.3.2.
                                          --------------

     "Obligations" means the Advances, the Facility Letter of Credit Obligations and all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of Borrower to the Administrative Agent, the Lenders or any indemnified party hereunder arising under this Agreement or any of the other Loan Documents.

     "Original Closing Date" means March 29, 1999.

     "Participants" is defined in Section 13.2.1.
                                  --------------

     "Payment Date" means, with respect to the payment of interest accrued on any ABR Advance, the first day of each calendar month and, with respect to the payment of interest accrued on any LIBOR Advance, the last day of the Interest Period relating thereto or, if sooner, the last day of the third month of such Interest Period.

     "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

     "Permitted Liens" are defined in Section 7.15.
                                      ------------

     "Person" means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

     "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the General Partner, the Borrower or any member of the Controlled Group may have any liability.

     "Project" means any real estate asset owned or operated by the Borrower, General Partner, or any Subsidiary and operated or intended to be operated as, or ancillary to, a golf course.

     "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

     "Purchasers" is defined in Section 13.3.1.
                                --------------

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

     "Reimbursement Obligations" means at any time, the aggregate of the Obligations of the Borrower to the Lenders, the Issuing Bank and the Administrative Agent in respect of all unreimbursed payments or disbursements made by the Lenders, the Issuing Bank and the Administrative Agent under or in respect of the Facility Letters of Credit.

     "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

     "Required Aggregate Lenders" means those Lenders (other than Defaulting Lenders who are not entitled to vote) in the aggregate whose portion of the Term Balance and Aggregate Revolving Commitment is at least 66-2/3% of the sum of (i) the Aggregate Term Balance and (ii) the Aggregate Revolving Commitment (not held by Defaulting Lenders), except that if the Aggregate Revolving Commitment has been terminated, the aggregate unpaid principal amount of the outstanding Revolving Advances that are not held by Defaulting Lenders shall be substituted for the Aggregate Revolving Commitment for purposes of determining Required Lenders.

     "Required Lenders" means the Required Revolving Lenders and the Required Term Lenders.

     "Required Revolving Lenders" means Revolving Lenders in the aggregate having at least 66 2/3% of the Aggregate Revolving Commitment (not held by Defaulting Lenders who are not entitled to vote) or, if the Aggregate Revolving Commitment has been terminated, Revolving Lenders in the aggregate holding at least 66 2/3% of the aggregate unpaid principal amount of the outstanding Revolving Advances (not held by Defaulting Lenders who are not entitled to vote).

     "Required Term Lenders" means Term Lenders in the aggregate holding at least 66 2/3% of the Aggregate Term Balance (not held by Defaulting Lenders who are not entitled to vote).

     "Reserve Requirement" means, with respect to a LIBOR Interest Period, the maximum aggregate reserve requirement on Eurocurrency liabilities.

     "Revolving Advance" means a borrowing hereunder consisting of the aggregate amount of the several Revolving Loans (including Swing Line Loans) made by the Revolving Lenders (or, in the case of Swing Line Loans, the Swing Line Lender) to the Borrower of the same Type and, in the case of LIBOR Advances, for the same Interest Period.

     "Revolving Commitment" means, for each Revolving Lender, the obligation of such Revolving Lender to make Revolving Loans not exceeding the amount set forth opposite its signature below or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to Section 13.3.2,
                                                                 --------------
as such amount may be modified from time to time pursuant to the terms hereof.

     "Revolving Commitment Fee" is defined in Section 2.4.
                                              -----------

     "Revolving Commitment Fee Rate" is defined in Section 2.4.
                                                   -----------

     "Revolving Facility" is defined in Recital D.
                                        ---------

     "Revolving Facility Termination Date" means March 29, 2002, as the same may be extended pursuant to Section 2.14.
                        ------------

     "Revolving Lender" means the lending institutions listed on the signature pages of this Agreement that have a Revolving Commitment, their respective successors and assigns and any other lending institutions that subsequently become parties to this Agreement pursuant to Section 13.3 and that have a
                                             ------------
Revolving Commitment.

     "Revolving Loan" means, with respect to a Lender, such Lender's portion of any Revolving Advance.

     "Revolving Note" means a promissory note, in substantially the form of Exhibit B hereto, duly executed by the Borrower and payable to the order of a
---------
Revolving Lender in the amount of its Revolving Commitment, including any amendment, modification, renewal or replacement of such promissory note.

     "Revolving Percentage" means, for each Revolving Lender, the ratio that such Lender's Revolving Commitment bears to the Aggregate Revolving Commitment, expressed as a percentage.

     "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

     "Section 1031 Transaction" means any transaction or series of related transactions which qualifies as an exchange pursuant to Section 1031 of the Code.

     "Single Employer Plan" means a Plan which is maintained by the General Partner or the Borrower or any member of the Controlled Group for employees of the General Partner or the Borrower or any member of the Controlled Group and which is not a Multiemployer Plan.

     "Subsidiary" means, as to any Person, a corporation, partnership or other entity the financial results of which, in accordance with GAAP, are consolidated with the financial results of such Person on the consolidated financial statements of such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower or the General Partner.

     "Substantial Portion" means, at any time of determination, with respect to the Property of the General Partner, the Borrower or their Subsidiaries, Property which represents more than 10% of the Capitalization Value for the most recent four calendar quarters for which results have been reported.

     "Super Majority Lenders" means Lenders in the aggregate having at least 80% of the Aggregate Commitment (not held by Defaulting Lenders who are not entitled to vote) or, if the Aggregate Revolving Commitment has been terminated, Lenders in the aggregate holding at least 80% of the aggregate unpaid principal amount of the outstanding Advances (not held by Defaulting Lenders who are not entitled to vote).

     "Swing Line Lender" shall mean Administrative Agent, in its capacity as a Lender.

     "Swing Line Loans" means loans of up to $5,000,000 made by the Swing Line Lender in accordance with Section 2.13 hereof.
                          ------------

     "S&P" means Standard & Poor's Ratings Group and its successors.

     "Term Advance" means an Advance outstanding under the Term Facility.

     "Term Commitment" means, for each Term Lender, the obligation of such Term Lender to make a Term Loan in a single disbursement not exceeding the amount set forth opposite its signature below.

     "Term Facility" is defined in Recital D.
                                   ---------

     "Term Facility Termination Date" means March 29, 2004.

     "Term Lenders" means the Lenders which have a Term Commitment, or hold Term Loans.

     "Term Loan" means, with respect to a Lender, such Lender's portion of any Term Advance.

     "Term Note" means a promissory note, in substantially the form of Exhibit C
                                                                       ---------
hereto, duly executed by the Borrower and payable to the order of a Term Lender in the amount of its Term Commitment, including any amendment, modification, renewal or replacement of such promissory note.

     "Term Percentage" means, for each Term Lender, the ratio that the outstanding principal balance of such Lender's Term Note bears to the Aggregate Term Balance, expressed as a percentage. Prior to disbursement of the Term Facility each Lender's Term Percentage shall be the ratio of such Lender's Term Commitment to the total amount of the Term Facility.

     "Total Property Operating Income" means (i) EBITDA less (ii) interest
                                                        ----
income on mortgage loans on golf course properties held by the Borrower or any of its Wholly-Owned Subsidiaries, all for the most recent four (4) fiscal quarters for which financial results have been reported.

     "Transferee" is defined in Section 13.4.
                                ------------

     "Type" means, with respect to any Advance, its nature as an ABR Advance or a LIBOR Advance.

     "Unencumbered Asset" means, with respect to any Project which is in service, at any date of determination, the circumstance that such asset on such date is wholly owned by the Borrower or a Guarantor holding a fee simple interest or the tenant's interest under a Financeable Ground Lease and (a) is not subject to any Liens or claims (including restrictions on transferability or assignability) of any kind (including any such Lien, claim or restriction imposed by the organizational documents of any Subsidiary, but excluding Permitted Liens other than those identified in Sections 7.15(v)), (b) is not
                                               ----------------
subject to any agreement (including (i) any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset, and
(ii) if applicable, the organizational documents of any Subsidiary) which prohibits or limits the ability of the General Partner, the Borrower or any of their Subsidiaries to create, incur, assume or suffer to exist any Lien upon any assets or Capital Stock of the General Partner, the Borrower or any of their Subsidiaries, and (c) is not subject to any agreement (including any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset) which entitles any Person to the benefit of any Lien (but excluding Permitted Liens other than those identified in Sections 7.15(v)) on
                                                         ----------------
any assets or Capital Stock of the General Partner, the Borrower or any of their Subsidiaries, or would entitle any Person to the benefit of any Lien (but excluding Permitted Liens (other than those identified in Sections 7.15(v)) on
                                                          ----------------
such assets or Capital Stock upon the occurrence of any contingency (including, without limitation, pursuant to an "equal and ratable" clause) and (d) is located in the United States. Each Unencumbered Asset must be leased to an Approved Operator pursuant to an Approved Operating Lease. Notwithstanding the foregoing, any Project which would be an Unencumbered Asset but for the existence of any restrictions on Liens, sales, transferability or assignabilty contained in the Note Purchase Agreements shall be an Unencumbered Asset for all purposes of this Agreement.

     "Unfunded Liabilities" means the amount (if any) by which the present value of all vested nonforfeitable benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Single Employer Plans.

     "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

     "Unrestricted Cash and Cash Equivalents" means, as of any date of determination, the sum of (a) the aggregate amount of Unrestricted cash then held by the Borrower or any of its consolidated Subsidiaries and (b) the aggregate amount of Unrestricted Cash Equivalents (valued at the lower of cost and fair market value) then held by the Borrower or any of its consolidated Subsidiaries. As used in this definition, "Unrestricted" means the specified asset is not subject to any Liens of any kind in favor of any Person.

     "Value of Unencumbered Assets" means, as of the end of a quarter, the value of all Unencumbered Assets owned or leased pursuant to a Financeable Ground Lease by the Borrower or a Guarantor as of such date, determined by dividing (a) the result obtained by subtracting from the Total Property Operating Income (i) the Borrower's and the General Partner's share of the Net Operating Income of Investment Affiliates, and (ii) the difference between (A) gross rental income for the most recent four (4) fiscal quarters for which financial results have been reported attributable to Properties which are not, as of the end of such quarter, Unencumbered Assets and (B) an allocation of general and administrative expense equal to seven percent (7%) of such gross rental income by (b) 10.5%. The gross rental income of Properties which are not Unencumbered Assets shall be adjusted to include pro forma gross rental income (as substantiated to the satisfaction of the Administrative Agent) for such four (4) fiscal quarter period for any such Property acquired or placed in service during such period and to exclude gross rental income during such period from any such Property not owned as of the end of such period; provided that in no event shall Unencumbered Assets held pursuant to Financeable Ground Leases exceed 7% of the total Value of Unencumbered Assets.

     "Wholly-Owned Subsidiary" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                  ARTICLE II

                                  THE CREDIT

     2.1  Commitments
          -----------

             (a)  Revolving Facility. From and including the date of this
                  ------------------
     Agreement and prior to the Revolving Facility Termination Date, each Revolving Lender severally agrees, subject to the terms and conditions set forth in this Agreement, to make Revolving Loans to the Borrower from time to time, provided the making of any such
                                        --------
     Revolving Loan will not cause the total of the outstanding principal balance of all Revolving Loans (including Swing Line Loans) and the Facility Letter of Credit Obligations to exceed the Aggregate Revolving Commitment. Except for Swing Line Loans, each Revolving Lender shall fund its Revolving Percentage of each Revolving Advance and no Revolving Lender will be required to fund any amount, which when aggregated with such Lender's Revolving Percentage of: (i) all other Revolving Advances then outstanding, (ii) Facility Letter of Credit Obligations, and (iii) all Swing Line Loans then outstanding (after giving effect to any repayment of Swing Line Loans to be made with the proceeds of such Advance), would exceed such Lender's Revolving Commitment. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow at any time prior to the Revolving Facility Termination Date. The Revolving Commitments of each Revolving Lender to lend hereunder shall expire on the Revolving Facility Termination Date. Each Revolving Advance hereunder shall consist of Revolving Loans made from the several Revolving Lenders ratably in proportion to the ratio that their respective Revolving Commitments bears to the Aggregate Revolving Commitment except for Swing Line Loans which shall be made by the Swing Line Lender in accordance with Section 2.13. The
                                                               ------------
     Revolving Advances may be ABR Advances or LIBOR Advances, or a combination thereof, selected by the Borrower in accordance with Sections 2.9 and 2.10.
                                                          ------------     ----

             (b)  Term Facility. Each Term Lender severally agrees, subject to
                  -------------
     the terms and conditions set forth in this Agreement, to fund its Term Percentage of the Term Facility. The Term Commitments of each Term Lender to lend hereunder shall expire on August 6, 1999, if the conditions to disbursement of the Term Facility have not been satisfied on or before such date. The Term Facility may be comprised of ABR Advances or LIBOR Advances, or a combination thereof, selected by the Borrower in accordance with Sections 2.9 and 2.10.
     ------------     ----

     2.2  Final Principal Payment.
          -----------------------

             (a)  Revolving Facility. Any outstanding Revolving Advances and all
                  -------------------
     other unpaid Obligations relating to the Revolving Loans shall be paid in full by the Borrower on the Revolving Facility Termination Date.

             (b)  Term Facility. Any outstanding Term Advances and all other
                  --------------
     unpaid Obligations shall be paid in full by the Borrower on the Term Facility Termination Date.

     2.3  Applicable Margins.
          -------------------

             (a)  Revolving Facility. For the Revolving Facility, the ABR
                  -------------------
     Applicable Margin and the LIBOR Applicable Margin (as set forth in Exhibit
     A) to be used in calculating the interest rate applicable to different Types of Revolving Advances shall vary from time to time in accordance with the Borrower's Leverage Ratio.

             (b)  Term Facility. For the Term Facility, the ABR Applicable
                  --------------
     Margin shall be one and threequarters percent (1.75%) and the LIBOR Applicable Margin shall be three percent (3.00%). Such margins shall be used in calculating the interest rate applicable to different Types of Term Advances.

     2.4  Revolving Commitment Fee.  The Borrower agrees to pay to the
          ------------------------
Administrative Agent for the account of each Revolving Lender a commitment fee (the "Revolving Commitment Fee") calculated on a daily basis at a rate per annum
      --------- --------------
("Revolving Commitment Fee Rate") on the daily unborrowed and unallocated
  -----------------------------
portion of such Lender's Revolving Commitment (which is equal to the difference between such Lender's Revolving Commitment and the sum of (i) such Lender's Revolving Percentage of any Facility Letters of Credit then outstanding plus
(ii) all then-outstanding Revolving Loans owed to such Lender) for each day from the Closing Date to and including the Revolving Facility Termination Date. The Revolving Commitment Fee Rate shall vary from time to time based on the Borrower's Leverage Ratio as set forth in the table attached hereto as Exhibit
                                                                       -------
A. The Revolving Commitment Fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter hereafter beginning September 30, 1999 and on the Revolving Facility Termination Date.

     2.5  Other Fees.  The Borrower will pay to the Arrangers when and as due
          ----------
the fees specified in that certain Administrative Agent's Fee Letter among the Borrower, First Chicago, MLCC and the Arrangers bearing even date herewith.

     2.6  Reserved.
          --------

     2.7  Minimum Amount of Each Advance.  Each LIBOR Advance shall be in the
          ------------------------------
minimum amount of $5,000,000 (and in multiples of $1,000,000 if in excess thereof), and each ABR Advance shall be in the minimum amount of $1,000,000 (and in multiples of $500,000 if in excess thereof), provided, however, that any ABR Advance may be in the amount of the unused Aggregate Commitment.

     2.8  Prepayments; Reductions in Commitment.
          -------------------------------------
             (a)  Voluntary Prepayments. The Borrower may from time to time pay,
                  ---------------------
     without penalty or premium, all or any part of outstanding ABR Advances that are Revolving Loans upon one Business Day's prior notice to the Administrative Agent, provided that the amount of any such payment shall not be less than $1,000,000. The Borrower may from time to time pay any of the LIBOR Advances that are Revolving Loans, provided such LIBOR Advance may not be paid prior to the last day of the applicable Interest Period unless accompanied by any amount due pursuant to Section 4.4.
                                                      -----------
             (b)  Mandatory Prepayments of Term Facility From Net Cash Proceeds.
                  -------------------------------------------------------------

               (i)    Net Cash Proceeds of Equity Offering. On the date of
                      ------------------------------------
     receipt by the Borrower, the General Partner or any of their Subsidiaries of the Net Cash Proceeds from the sale or issuance of any stock, partnership interest or other equity interest, in each case preferred or common (including, for purposes of this clause (i), equity-like securities containing terms and conditions deemed to approximate an equity interest in the discretion of the Required Lenders), in Borrower, the General Partner or any of their Subsidiaries, except for (A) issuance and exercise of stock or stock options to employees of such Person as part of their overall compensation package, (B) capital contributions by General Partner and/or Borrower to their respective Subsidiaries and (C) limited partnership interests in Borrower issued in exchange for the contribution of Properties to Borrower, Borrower shall make a principal payment to reduce the Aggregate Term Balance by an amount equal to 50% of the amount of such Net Cash Proceeds until the Aggregate Commitment has been permanently reduced to $225,000,000. Notwithstanding the foregoing, the Borrower shall not be required to make any prepayment on account of the first $50,000,000 of Net Cash Proceeds (less the amount of Net Cash Proceeds received after the Original Closing Date and prior to the date hereof) from any such sale or issuance of stock, partnership interest or other equity interest, in each case preferred or common, which are received prior to December 31, 1999.

               (ii)   Net Cash Proceeds of Property Sales. On the date of
                      -----------------------------------
     receipt by the Borrower, the General Partner or any of their Subsidiaries of the Net Cash Proceeds of the sale, transfer or other disposition of any assets of Borrower, the General Partner or any of their Subsidiaries, except for (A) proceeds of the sale of inventory in the ordinary course of business, (B) proceeds of sales of damaged, worn or obsolete equipment to the extent such proceeds are intended to be (and are) used to purchase replacements for such equipment within 180 days or sales of damaged, worn or obsolete equipment made after the purchase of replacements for such equipment, (C) proceeds of any sale or disposition of assets which are used to acquire other property in a Section 1031 Transaction or which are invested in substantially similar assets within twelve (12) months of such sale or disposition, (D) insurance proceeds, condemnation awards and proceeds from the sale of excess land which are invested in substantially similar assets within twelve (12) months of receipt of such proceeds, and
     (E) any leases or subleases of golf course properties in the ordinary course of business, the Borrower shall make a principal payment to reduce the Aggregate Term Balance by an amount equal to 100% of the amount of such Net Cash Proceeds. The Borrower shall deliver to the Administrative Agent a certificate regarding its permitted use of such Net Cash Proceeds not later than three (3) Business Days prior to the applicable outside date. If Borrower fails to deliver such a certificate or if such certificate discloses that any Net Cash Proceeds within the reinvestment exceptions in the preceding sentence have not been so used by the applicable date, the Aggregate Term Balance shall be prepaid by the full amount of such Net Cash Proceeds (if no certificate is delivered) or any unused portion thereof, if such a certificate is given.

               (iii)  Net Cash Proceeds of Debt. On the date of receipt
                      -------------------------
                      by the Borrower, the General Partner or any of their Subsidiaries of the Net Cash Proceeds from the incurrence or issuance by the Borrower, the General Partner or any of their Subsidiaries of any Indebtedness except for (A) Indebtedness that constitutes an equity-like security included as equity under Section 2.8(b)(i) and (B)
                                               -----------------
                      Indebtedness secured by a real property mortgage or deed of trust to the extent that proceeds thereof are used to purchase or refinance (to the extent only of the existing purchase money debt) the purchase of the Property that is the security for such Indebtedness, Borrower shall make a principal payment to reduce the Aggregate Term Balance by an amount equal to 100% of the amount of such Net Cash Proceeds.

               (iv)   Notice and Effect of Reductions.  The Borrower shall give
                      -------------------------------
                      the Administrative Agent no less than three (3) Business Days prior written notice of any anticipated receipt of Net Cash Proceeds. On the first Business Day after receipt of such Net Cash Proceeds, the Borrower shall deliver to the Administrative Agent a certificate showing the source and amount of such Net Cash Proceeds and, if no payment is required due to one of the foregoing exceptions, certifying that all of the conditions to such exception have been met.

          (c)  Mandatory Amortization of Term Facility.  In addition to the
               ---------------------------------------
     payments required under Section 2.8(b), on each anniversary of the Original Closing Date, Borrower shall make a principal payment to reduce the Aggregate Term Balance by an amount equal to $1,000,000. The principal payments required hereunder shall not be affected by any other payments applied to reduce the Term Balance.

          (d)  Voluntary Reduction of Aggregate Revolving Commitment.  Upon at
               -----------------------------------------------------
     least one (1) Business Day prior irrevocable written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent, Borrower shall have the right, without premium or penalty, to terminate the Aggregate Revolving Commitment in whole or in part provided that (a) Borrower may not reduce the Aggregate Revolving Commitment below the Allocated Facility Amount at the time of such requested reduction, and (b) any such partial termination shall be in the minimum aggregate amount of Five Million Dollars ($5,000,000.00) or any integral multiple of One Million Dollars ($1,000,000.00) in excess thereof.

          (e)  Effect of Reduction of Revolving Commitment.  Any reduction in
               -------------------------------------------
     the Aggregate Revolving Commitment pursuant to this Section 2.8 shall be
                                                         -----------
     applied pro rata to each Lender's Commitment and any prepayment under this
     Section 2.8 shall be applied first to repay Swing Line Loans and then to
     -----------
     repay other Advances on a pro rata basis.

     2.9  Method of Selecting Types and Interest Periods for New Advances. For
          ---------------------------------------------------------------
both the Term Facility and the Revolving Facility, the Borrower shall select the Type of Advance and, in the case of each LIBOR Advance, the Interest Period applicable to each Advance from time to time. For each Advance, the Borrower shall give the Administrative Agent irrevocable notice (a "Borrowing Notice")
                                                           ----------------
(i) not later than noon Chicago time, at least one (1) Business Day before the Borrowing Date of each ABR Advance, (ii) not later than noon Chicago time, at least three (3) Business Days before the Borrowing Date for each LIBOR Advance, and (iii) not later than noon Chicago time on the Borrowing Date for each Swing Line Loan, specifying:

          (a) the Borrowing Date, which shall be a Business Day, of such Advance (provided that there can be only one disbursement for the Term Facility),

          (b)  the aggregate amount of such Advance,

          (c) the Type of Advance selected (which must be an ABR Advance in the case of the Swing Line Loans), and

          (d) in the case of each LIBOR Advance, the Interest Period applicable thereto.

     Not later than 12:00 p.m. (Chicago time) on each Borrowing Date, each Lender shall make available its Loan or Loans, in funds immediately available in Chicago to the Administrative Agent at its address specified pursuant to
Article XIV.  The Lenders shall not be obligated to match fund their LIBOR
-----------
Advances. The Administrative Agent will make the funds so received from the Lenders available to the Borrower at the Administrative Agent's aforesaid address.

     No Interest Period for a Revolving Advance may end after the Revolving Facility Termination Date and no Interest Period for a Term Advance may end after the Term Facility Termination Date. Unless all of the Lenders otherwise agree in writing, in no event may there be more than ten (10) different Interest Periods for LIBOR Advances outstanding at any one time collectively under both the Revolving Facility and the Term Facility.

     2.10  Conversion and Continuation of Outstanding Advances.  ABR Advances
           ---------------------------------------------------
shall continue as ABR Advances unless and until such ABR Advances are converted into LIBOR Advances. Each LIBOR Advance shall continue as a LIBOR Advance until the end of the then applicable Interest Period therefor, at which time such LIBOR Advance shall be automatically converted into an ABR Advance unless the Borrower shall have given the Administrative Agent a Conversion/Continuation Notice requesting that, at the end of such Interest Period, such LIBOR Advance continue as a LIBOR Advance for the same or another Interest Period. Subject to the terms of Section 2.7, the Borrower may elect from time to time to convert
             -----------
all or any part of an Advance of any Type into any other Type of Advance; provided that any conversion of any LIBOR Advance shall be made on, and only on, the last day of the Interest Period applicable thereto. The Borrower shall give the Administrative Agent irrevocable notice (a "Conversion/Continuation Notice")
                                                ------------------------------
of each conversion of an Advance or continuation of a LIBOR Advance not later than noon (Chicago time) at least one Business Day, in the case of a conversion into an ABR Advance, or three Business Days, in the case of a conversion into or continuation of a LIBOR Advance, prior to the date of the requested conversion or continuation, specifying:

          (i) the requested date which shall be a Business Day, of such conversion or continuation;

          (ii) the aggregate amount and Type of the Advance which is to be converted or continued; and

          (iii) the amount and Type(s) of Advance(s) into which such Advance is to be converted or continued and, in the case of a conversion into or continuation of a LIBOR Advance, the duration of the Interest Period applicable thereto.

     2.11 Changes in Interest Rate, Etc.  Each ABR Advance shall bear interest
          ------------------------------
on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is converted from a LIBOR Advance into an ABR Advance pursuant to Section 2.10 to but excluding the date it becomes due or is
                    ------------
converted into a LIBOR Advance pursuant to Section 2.10 hereof, at a rate per
                                           ------------
annum equal to the Adjusted ABR Rate for such day. Changes in the rate of interest on that portion of any Advance maintained as a ABR Advance will take effect simultaneously with each change in the Alternate Base Rate. Each LIBOR Advance shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined in accordance with the terms hereof as applicable to such LIBOR Advance.

     2.12 Rates Applicable After Default.  Notwithstanding anything to the
          ------------------------------
contrary contained in Section 2.9 or 2.10, during the continuance of a Default
                      -----------    ----
or Unmatured Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 9.2 requiring unanimous consent of the
                                 -----------
Lenders to changes in interest rates), declare that no Advance may be made as, converted into or continued beyond its current term as a LIBOR Advance. During the continuance of a Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 9.2 requiring
                                                  -----------
unanimous consent of the Lenders to changes in interest rates), declare that (i) each LIBOR Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 2% per annum and (ii) each ABR Advance shall bear interest at a rate per annum equal to the Adjusted ABR Rate otherwise applicable to the ABR Advance plus 2% per annum (each such rate being a "Default Rate"); provided that such rates
                                   ------------
shall become applicable automatically without notice to the Borrower if a Default occurs under Section 8.7 or Section 8.8 with respect to the Borrower or
                     -----------    -----------
a Guarantor.

     2.13 Swing Line Loans.  In addition to the other options available to
          ----------------
Borrower hereunder, up to $5,000,000 of the Swing Line Lender's Revolving Commitment shall be available for Swing Line Loans subject to the following terms and conditions. Swing Line Loans shall be made available for same day borrowings provided that notice is given in accordance with Section 2.9 hereof.
                                                            -----------
All Swing Line Loans shall bear interest at the Adjusted ABR Rate. In no event shall the Swing Line Lender be required to fund a Swing Line Loan if it would increase the total aggregate outstanding Revolving Loans by Swing Line Lender hereunder plus its Revolving Percentage of Facility Letter of Credit Obligations to an amount in excess of its Revolving Commitment. Upon request of the Swing Line Lender, each Revolving Lender irrevocably agrees to purchase its Revolving Percentage of any Swing Line Loan made by the Swing Line Lender regardless of whether the conditions for disbursement are satisfied at the time of such purchase, including the existence of a Default hereunder, provided that
                                                                  --------
no Lender shall be required to have the sum of its total outstanding Revolving Loans plus its Revolving Percentage of Facility Letters of Credit be greater than its Revolving Commitment. Such purchase shall take place on the date of the request by Swing Line Lender so long as such request is made by noon (Chicago time), otherwise on the Business Day following such request. All requests for purchase shall be in writing. From and after the date it is so purchased, each such Loan shall be treated as a Revolving Loan made by the purchasing Revolving Lender and not by the selling Lender for all purposes under this Agreement, and shall no longer be considered a Swing Line Loan except that all interest accruing on or attributable to such Loan for the period prior to the date of such purchase shall be paid when due by the Borrower to the Administrative Agent for the benefit of the Swing Line Lender and all such amounts accruing on or attributable to such Loans for the period from and after the date of such purchase shall be paid when due by the Borrower to the Administrative Agent for the benefit of the purchasing Lender. If prior to purchasing its Revolving Percentage in a Swing Line Loan one of the events described in Section 8.7 or
                                                               -----------
8.8 shall have occurred and such event prevents the consummation of the purchase
---
contemplated by preceding provisions, each Revolving Lender will purchase an undivided participating interest in the outstanding Swing Line Loan in an amount equal to its Revolving Percentage of such Swing Line Loan. From and after the date of each Lender's purchase of its participating interest in a Swing Line Loan, if the Swing Line Lender receives any payment on account thereof, the Swing Line Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded); provided, however, that in the event that such payment
                         --------  -------
was received by the Swing Line Lender and is required to be returned to the Borrower, each Revolving Lender will return to the Swing Line Lender any portion thereof previously distributed by the Swing Line Lender to it. No Swing Line Loan shall be outstanding for more than five (5) days at a time and Swing Line Loans shall not be outstanding for more than a total of ten (10) days during any month.

     2.14 Extension of Revolving Facility Termination Date.  If the Borrower
          ------------------------------------------------
requests an extension of the Revolving Facility Termination Date by written notice to the Administrative Agent given no later than sixty days prior to the Revolving Facility Termination Date, the Administrative Agent shall promptly submit such request to the Revolving Lenders and, if 100% of the Revolving Lenders approve such extension prior to the Revolving Facility Termination Date, the Revolving Facility Termination Date shall be extended to March 29, 2003 by written notice to the Borrower from the Administrative Agent given at the direction of the Revolving Lenders.

     2.15 Method of Payment.  All payments of the Obligations hereunder shall be
          -----------------
made, without setoff, deduction, or counterclaim, in immediately available funds to the Administrative Agent at the Administrative Agent's address specified pursuant to Article XIV, or at any other Lending Installation of the
            -----------
Administrative Agent specified in writing by the Administrative

Agent to the Borrower, by noon (local time) on the date when due and shall be applied by the Administrative Agent among the Lenders in accordance with the class or type of Obligation being paid. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at its address specified pursuant to Article XIV
                                                                   -----------
or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender promptly, which is expected to be by the close of business on the same Business Day received by Administrative Agent if received by noon (local time) but shall in any event not be later than the next Business Day, provided that the Administrative Agent shall pay to such Lenders
              --------
interest thereon, at the lesser of (i) the Federal Funds Effective Rate and (ii) the rate of interest applicable to such Loans, from the Business Day such funds are received by the Administrative Agent in immediately available funds (provided, if such funds are not received by the Administrative Agent by noon
 --------
(local time), such period shall commence on the Business Day immediately following the day such funds are received) until such funds are paid to such Lenders. The Administrative Agent is hereby authorized to charge the account of the Borrower maintained with First Chicago for each payment of principal, interest and fees as it becomes due hereunder if not otherwise timely made.

     2.16 Notes; Telephonic Notices.  Each  Lender is hereby authorized to
          -------------------------
record the principal amount of each of its Loans and each repayment on the schedule attached to its Note, provided, however, that the failure to so record
                               --------  -------
shall not affect the Borrower's obligations under such Note. Each Lender's books and records, including without limitation, the information, if any, recorded by the Lender on the Schedule attached to its Note, shall be deemed to be prima
                                                                       -----
facie correct.  The Borrower hereby authorizes the  Lenders and the
-----
Administrative Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any Person or Persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of the Borrower. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation signed by an Authorized Officer of each telephonic notice, if such confirmation is requested by the Administrative Agent or any Lender. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error.

     2.17 Interest Payment Dates; Interest and Fee Basis.  Interest accrued on
          ----------------------------------------------
each Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, and at maturity, whether by acceleration or otherwise. Interest accrued on each LIBOR Advance shall also be payable on any date on which the LIBOR Advance is prepaid (provided that nothing herein shall authorize a prepayment which is not otherwise permitted hereunder). Interest and Revolving Commitment Fees shall be calculated for actual days elapsed on the basis of a 360-day year; provided that interest on ABR Advances shall be based on a 365 day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

     2.18 Notification of Advances, Interest Rates and Prepayments.  Promptly
          --------------------------------------------------------
after receipt thereof (but in no event later than one Business Day prior to the proposed Borrowing Date for a ABR Advance or three Business Days prior to the proposed Borrowing Date for a LIBOR Advance), the Administrative Agent will notify each Revolving Lender or Term Lender, as applicable, of the contents of each Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder. The Administrative Agent will notify each Revolving Lender or Term Lender, as applicable, of the interest rate applicable to each LIBOR Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

     2.19   Lending Installations.  Each Lender may book its Loans at any
            ---------------------
Lending Installation selected by such Lender and may change its Lending Installation from time to time. Each Lender shall use reasonable efforts to select a Lending Installation that will minimize any payments by Borrower to such Lender that may become due under Article IV. All terms of this Agreement
                                      ----------
shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice to the Administrative Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

     2.20 Non-Receipt of Funds by the Administrative Agent.  Unless the
          ------------------------------------------------
Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (ii) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

     2.21 Withholding Tax Exemption. At least five Business Days prior to the
          -------------------------
first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to each of the Borrower and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or any other required form (including a "non-bank certificate" where applicable), certifying in either case that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 or any other required form further undertakes to deliver to each of the Borrower and the Administrative Agent two additional copies of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

     2.22 Usury. This Agreement and each Note are subject to the express
          -----
condition that at no time shall the Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject any Lender (including the Swing Line Lender) to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If by the terms of this Agreement or the Loan Documents, the Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the interest rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to a Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

     2.23 Applications of Moneys Received.  So long as no Default exists
          -------------------------------
payments received by Administrative Agent shall be applied to either the Revolving Facility or Term Facility as specified by Borrower provided that such specification is in compliance with the terms of this Agreement. After the occurrence and during the continuance of a Default, all moneys collected or received by the Administrative Agent on account of the Term Facility or Revolving Facility directly or indirectly, shall be applied first to the payment of all reasonable costs incurred in the collection of such moneys of which the Administrative Agent shall have given notice to the Borrower and then the remaining amount shall be allocated between the Term Facility and Revolving Facility on a pro rata basis based on the relative principal amounts outstanding under the Term Facility and Revolving Facility. The amount so allocated to the Term Facility or Revolving Facility, as the case may be, shall be applied in the following order of priority to pay amounts due in connection with the Term Facility or Revolving Facility, as applicable:

          (i) to the reimbursement of any yield protection due to the Lenders in accordance with Section 4.1;
                                   -----------

          (ii) for amounts being applied to the Revolving Facility, to the payment of any fee due pursuant to Section 3.8(b) in connection
                                                   --------------
                with the issuance of a Facility Letter of Credit to the Issuing Bank and to the payment of the Revolving Commitment Fee to the Revolving Lenders, if then due, in accordance with their Revolving Percentages and for both the Revolving Facility and Term Facility, to the payment of the Administrative Agent's fee to the Administrative Agent if then due;

          (iii) for amounts being applied to the Revolving Facility (a) in case the entire unpaid principal of the Revolving Facility shall not have become due and payable, the whole amount received as interest and Facility Letter of Credit Fee then due to the Revolving Lenders (other than a Defaulting Lender) as their respective Revolving Percentages appear (except to the extent there are Swing Line Loans outstanding in which event the full amount of interest attributable to the Swing Line Loans shall be payable to the Swing Line Lender unless the Swing Line Lender shall be a Defaulting Lender), together with the whole amount, if any, received as principal first to the Swing Line Lender, unless the Swing Line Lender shall be a Defaulting Lender, to repay any outstanding Swing Line Loans and then to the Lenders as their respective Funded Percentages appear, or (b) in case the entire unpaid principal of the Loan shall have become due and payable, as a result of a Default or otherwise, to the payment of the whole amount then due and payable on the Revolving Facility for principal, together with interest thereon at the Default Rate or the interest rate, as applicable, to the Swing Line Lender, unless the Swing Line Lender shall be a Defaulting Lender, for all such amounts due in connection with Swing Line Loans and then to the Revolving Lenders (other than a Defaulting Lender) as their respective Funded Percentages appear until paid in full and then to the Letter of Credit Collateral Account until the full amount of Facility Letter of Credit Obligations is on deposit therein; and

          (iv) for amounts being applied to the Term Facility (a) in case the entire unpaid principal of the Term Facility shall not have become due and payable, the whole amount received as interest then due to the Term Lenders (other than a Defaulting Lender) as their respective Term Percentages appear, together with the whole amount, if any, received as principal to the Term Lenders as their respective Term Percentages appear, or (b) in case the entire unpaid principal of the Term Facility shall have become due and payable, as a result of a Default or otherwise, to the payment of the whole amount then due and payable on the Term Facility for principal, together with interest thereon at the Default Rate;

          (v) to the payment of any sums due to each Defaulting Lender as their respective Revolving Percentage or Term Percentage appear

                (provided that Administrative Agent shall have the right to set-off against such sums any amounts due from such Defaulting Lender).

                                  ARTICLE III

                        THE LETTER OF CREDIT SUBFACILITY
                         TO THE REVOLVING LOAN FACILITY

     3.1  Obligations to Issue.  Subject to the terms and conditions of this
          --------------------
Agreement and in reliance upon the representations and warranties of the Borrower and the General Partner herein set forth, the Issuing Bank hereby agrees to issue for the account of Borrower, one or more Facility Letters of Credit in accordance with this Article III, from time to time during the period
                               -----------
commencing on the Closing Date and ending on the Business Day prior to the Revolving Facility Termination Date. Any Revolving Lender shall have the right to decline to be the Issuing Bank for a Facility Letter of Credit provided that if no other Revolving Lender agrees to be the Issuing Bank then Administrative Agent shall agree to do so.

     3.2  Types and Amounts. The Issuing Bank shall not have any obligation to:
          -----------------

          (i) issue any Facility Letter of Credit if the aggregate maximum amount then available for drawing under Letters of Credit issued by such Issuing Bank, after giving effect to the Facility Letter of Credit requested hereunder, shall exceed any limit imposed by law or regulation upon such Issuing Bank;

          (ii) issue any Facility Letter of Credit if, after giving effect thereto, the Facility Letter of Credit Obligations would exceed $10,000,000 or the Allocated Facility Amount would exceed the Aggregate Commitment;

          (iii) issue any Facility Letter of Credit having an expiration date, or containing automatic extension provisions to extend such date, to a date which is after the Revolving Facility Termination Date; or

          (iv) issue any Facility Letter of Credit having an expiration date, or containing automatic extension provisions to extend such date, to a date which is more than fifteen (15) months after the date of its issuance.

     3.3  Conditions. In addition to being subject to the satisfaction of the
          ----------
conditions contained in Section 5.2 hereof, the obligation of the Issuing Bank
                        -----------
to issue any Facility Letter of Credit is subject to the satisfaction in full of the following conditions:

          (i) the Borrower shall have delivered to the Issuing Bank at such times and in such manner as the Issuing Bank may reasonably prescribe such documents and materials as may be reasonably required pursuant to the terms of the proposed Facility Letter of Credit (it being understood that if any inconsistency exists between such documents and the Loan Documents, the terms of the Loan Documents shall control) and the proposed Facility Letter of Credit shall be reasonably satisfactory to the Issuing Bank as to form and content;

          (ii) as of the date of issuance, no order, judgment or decree of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain the Issuing Bank from issuing the requested Facility Letter of Credit and no law, rule or regulation applicable to the Issuing Bank and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit or request that the Issuing Bank refrain from the issuance of Letters of Credit generally or the issuance of the requested Facility Letter or Credit in particular; and

          (iii) there shall not exist any Default or Unmatured Default.

     3.4  Procedure for Issuance of Facility Letters of Credit.
          ----------------------------------------------------

          (a) Borrower shall give the Issuing Bank and the Administrative Agent at least five (5) Business Days' prior written notice of any requested issuance of a Facility Letter of Credit under this Agreement (a "Letter of Credit
                                                        ----------------
Request") (except that, in lieu of such written notice, the Borrower may give
-------
the Issuing Bank and the Administrative Agent telephonic notice of such request if confirmed in writing by delivery to the Issuing Bank and the Administrative Agent (i) immediately (A) of a telecopy of the written notice required hereunder which has been signed by an Authorized Officer, or (B) of a telex containing all information required to be contained in such written notice and (ii) promptly (but in no event later than the requested date of issuance) of the written notice required hereunder containing the original signature of an Authorized Officer); such notice shall specify:

          (1) the stated amount of the Facility Letter of Credit requested (which stated amount shall not be less than $50,000 without the approval of the Issuing Bank);

          (2) the effective date (which day shall be a Business Day) of issuance of such requested Facility Letter of Credit (the "Issuance Date");
                 -------------

          (3) the date on which such requested Facility Letter of Credit is to expire (which date shall be a Business Day and shall in no event be later than the earlier of fifteen months after the Issuance Date and the Revolving Facility Termination Date):

          (4) the purpose for which such Facility Letter of Credit is to be issued; and

          (5) the Person for whose benefit the requested Facility Letter of Credit is to be issued.

At the time such request is made, the Borrower shall also provide the Administrative Agent and the Issuing Bank with a copy of the form of the Facility Letter of Credit that the Borrower is requesting be issued, which shall be subject to the approval of the Issuing Bank and Administrative Agent. Such notice, to be effective, must be received by such Issuing Bank and the Administrative Agent not later than 2:00 p.m. (Chicago time) on the last Business Day on which notice can be given under this Section 3.4(a).
                                                     --------------
Administrative Agent shall promptly give a copy of the Letter of Credit Request to the other Revolving Lenders.

          (b)   Subject to the terms and conditions of this Article III and
                                                            -----------
     provided that the applicable conditions set forth in Section 4.2 hereof
                                                          -----------
     have been satisfied, such Issuing Bank shall, on the Issuance Date, issue a Facility Letter of Credit on behalf of the Borrower in accordance with the Letter of Credit Request and the Issuing Bank's usual and customary business practices unless the Issuing Bank has actually received (i) written notice from the Borrower specifically revoking the Letter of Credit Request with respect to such Facility Letter of Credit, (ii) written notice from a Revolving Lender, which complies with the provisions of Section
                                                                    -------
     3.6(a), or (iii) written or telephonic notice from the Administrative
     ------
     Agent stating that the issuance of such Facility Letter of Credit would violate Section 3.2.
             -----------

          (c) The Issuing Bank shall give the Administrative Agent and the Borrower written or telex notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of a Facility Letter of Credit (the "Issuance Notice") and Administrative Agent shall promptly give a copy of
      ---------------
     the Issuance Notice to the other Revolving Lenders.

          (d) The Issuing Bank shall not extend or amend any Facility Letter of Credit unless the requirements of this Section 3.4 are met as though a new
                                            -----------
     Facility Letter of Credit was being requested and issued.

     3.5  Reimbursement Obligations; Duties of Issuing Bank.
          -------------------------------------------------

          (a) The Issuing Bank shall promptly notify the Borrower and the Administrative Agent of any draw under a Facility Letter of Credit, and the Administrative Agent shall promptly notify the other Revolving Lenders that such draw has occurred. Any such draw shall constitute a Revolving Advance in the amount of the Reimbursement Obligation with respect to such Facility Letter of Credit and shall bear interest from the date of the relevant drawing(s) under the pertinent Facility Letter of Credit at a rate selected by Borrower in accordance with Section 2.9 hereof; provided that if a
                                    -----------
     Default or an Unmatured Default involving the payment of money exists at the time of any such drawing(s), then the Borrower shall reimburse the Issuing Bank for drawings under a Facility Letter of Credit issued by the Issuing Bank no later than the next succeeding Business Day after the payment by the Issuing Bank and until repaid such Reimbursement Obligation shall bear interest from the date funded at the Default Rate.

          (b) Any action taken or omitted to be taken by the Issuing Bank under or in connection with any Facility Letter of Credit, if taken or omitted in the absence of willful misconduct or gross negligence, shall not put the Issuing Bank under any resulting liability to Borrower or any Revolving Lender or, provided that such Issuing Bank has complied with the procedures specified in Section 3.4 and such Revolving
                                               -----------
     Lender has not given a notice contemplated by Section 3.6(a) that continues
                                                   --------------
     in full force and effect, relieve a Revolving Lender of its obligations hereunder to the Issuing Bank. In determining whether to pay under any Facility Letter of Credit, the Issuing Bank shall have no obligation relative to the Revolving Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered in compliance, and that they appear to comply on their face, with the requirements of such Letter of Credit.

     3.6  Participation.
          -------------

          (a) Immediately upon issuance by the Issuing Bank of any Facility Letter of Credit in accordance with the procedures set forth in Section
                                                                     -------
     3.4, each Revolving Lender shall be deemed to have irrevocably and
     ---
     unconditionally purchased and received from the Issuing Bank, without recourse, representation or warranty, an undivided interest and participation equal to such Revolving Lender's Revolving Percentage in such Facility Letter of Credit (including, without limitation, all obligations of the Borrower with respect thereto) and any security therefor or guaranty pertaining thereto; provided that a Letter of Credit issued by the Issuing
                         --------
     Bank shall not be deemed to be a Facility Letter of Credit for purposes of this Section 3.6 if the Issuing Bank shall have received written notice
          -----------
     from any Revolving Lender on or before the Business Day prior to the date of its issuance of such Letter of Credit that one or more of the conditions contained in Section 5.2 is not then satisfied, and in the event the
                  -----------
     Issuing Bank receives such a notice it shall have no further obligation to issue any Facility Letter of Credit until such notice is withdrawn by that Revolving Lender or the Issuing Bank receives a notice from the Administrative Agent that such condition has been effectively waived in accordance with the provisions of this Agreement. Each Revolving Lender's obligation to make further Loans to the Borrower (other than any payments such Revolving Lender is required to make under subparagraph (b) below) or issue any Letters of Credit on behalf of Borrower shall be reduced by such Revolving Lender's pro rata share of each Facility Letter of Credit outstanding.

          (b) In the event that the Issuing Bank makes any payment under any Facility Letter of Credit and the Borrower shall not have repaid such amount to the Issuing Bank pursuant to Section 3.7 hereof, the Issuing Bank
                                            -----------
     shall promptly notify the Administrative Agent, which shall promptly notify each Revolving Lender of such failure, and each Revolving Lender shall promptly and unconditionally pay to the Administrative Agent for the account of the Issuing Bank the amount of such Revolving Lender's Revolving Percentage of the unreimbursed amount of such payment, and the Administrative Agent shall promptly pay such amount to the Issuing Bank. The failure of any Revolving Lender to make available to the Administrative Agent for the account of any Issuing Bank its Revolving Percentage of the unreimbursed amount of any such payment shall not relieve any other Revolving Lender of its obligation hereunder to make available to the Administrative Agent for the account of such Issuing Bank its Revolving Percentage of the unreimbursed amount of any payment on the date such payment is to be made, but no Revolving Lender shall be responsible for the failure of any other Revolving Lender to make available to the Administrative Agent its Revolving Percentage of the
     unreimbursed amount of any payment on the date such payment is to be made. Any Revolving Lender which fails to make any payment required pursuant to this Section 3.6(b) shall be deemed to be a Defaulting Revolving Lender
          --------------
     hereunder.

          (c) Whenever the Issuing Bank receives a payment on account of a Reimbursement Obligation, including any interest thereon, the Issuing Bank shall promptly pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Revolving Lender which has funded its participating interest therein, in immediately available funds, an amount equal to such Revolving Lender's Revolving Percentage thereof.

          (d) Upon the request of the Administrative Agent or any Revolving Lender, an Issuing Bank shall furnish to such Administrative Agent or Revolving Lender copies of any Facility Letter of Credit to which that Issuing Bank is party and such other documentation as may reasonably be requested by the Administrative Agent or Revolving Lender.

          (e) The obligations of a Revolving Lender to make payments to the Administrative Agent for the account of each Issuing Bank with respect to a Facility Letter of Credit shall be absolute, unconditional and irrevocable, not subject to any counterclaim, set-off, qualification or exception whatsoever other than a failure of any such Issuing Bank to comply with the terms of this Agreement relating to the issuance of such Facility Letter of Credit and shall be made in accordance with the terms and conditions of this Agreement under all circumstances.

     3.7  Payment of Reimbursement Obligations.
          ------------------------------------

          (a) The Borrower agrees to pay to each Issuing Bank the amount of all Reimbursement Obligations, interest and other amounts payable to such Issuing Bank under or in connection with any Facility Letter of Credit when due in accordance with Section 3.5(a) above, irrespective of any claim, set-off,
                --------------
defense or other right which the Borrower may have at any time against any Issuing Bank or any other Person, under all circumstances, including without limitation any of the following circumstances:

               (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

               (ii) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary named in a Facility Letter of Credit or any transferee of any Facility Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the Issuing Bank, any Revolving Lender, or any other Person, whether in connection with this Agreement, any Facility Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower and the beneficiary named in any Facility Letter of Credit);

               (iii) any draft, certificate or any other document presented under the Facility Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect of any statement therein being untrue or inaccurate in any respect;

               (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

               (v)    the occurrence of any Default or Unmatured Default.

          (b) In the event any payment by the Borrower received by the Issuing Bank with respect to a Facility Letter of Credit and distributed by the Administrative Agent to the Revolving Lenders on account of their participations is thereafter set aside, avoided or recovered from the Issuing Bank in connection with any receivership, liquidation, reorganization or bankruptcy proceeding, each Revolving Lender which received such distribution shall, upon demand by the Issuing Bank, contribute such Revolving Lender's Revolving Percentage of the amount set aside, avoided or recovered together with interest at the rate required to be paid by the Issuing Bank upon the amount required to be repaid by the Issuing Bank.

     3.8  Compensation for Facility Letters of Credit.
          -------------------------------------------

          (a) The Borrower shall pay to the Administrative Agent, for the ratable account of the Revolving Lenders, based upon the Revolving Lenders' respective Revolving Percentages, a per annum fee (the "Facility Letter of
                                                             ------------------
     Credit Fee") with respect to each Facility Letter of Credit that is equal
     ----------
     to the LIBOR Applicable Margin in effect from time to time. The Facility Letter of Credit Fee relating to any Facility Letter of Credit shall be due and payable monthly in arrears in equal installments on the last Business Day of each month following the issuance or extension, as applicable, of such Facility Letter of Credit and, to the extent any such fees are then due and unpaid, on the Revolving Facility Termination Date. The Administrative Agent shall promptly remit such Facility Letter of Credit Fees, when paid, to the other Revolving Lenders in accordance with their Revolving Percentages thereof.

          (b) The Issuing Bank also shall have the right to receive solely for its own account an issuance fee of 0.15% of the face amount of each Facility Letter of Credit, payable by the Borrower on the Issuance Date for each such Facility Letter of Credit. The Issuing Bank shall also be entitled to receive its reasonable out-of-pocket costs and the Issuing Bank's standard charges of issuing, amending and servicing Facility Letters of Credit and processing draws thereunder.

     3.9  Letter of Credit Collateral Account.  The Borrower hereby agrees
          -----------------------------------
that it will, until the Revolving Facility Termination Date, maintain a special collateral account (the "Letter of Credit Collateral Account") at the
                         -----------------------------------
Administrative Agent's office at the address specified pursuant to Article XIV,
                                                                   -----------
in the name of the Borrower but under the sole dominion and control of the Administrative Agent, for the benefit of the Revolving Lenders, and in which the Borrower shall have no interest other than as set forth in Section 9.1. Such
                                                           -----------
Letter of Credit Collateral Account
shall be funded to the extent required by Section 9.1.  In addition to the
                                          -----------
foregoing, the Borrower hereby grants to the Administrative Agent, for the benefit of the Revolving Lenders, a properly perfected security interest in and to the Letter of Credit Collateral Account, any funds that may hereafter be on deposit in such account and the proceeds thereof.

                                  ARTICLE IV

                            CHANGE IN CIRCUMSTANCES


     4.1  Yield Protection.  If after the date hereof there is any change in any
          ----------------
law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, or the compliance of any Lender therewith and such law, rule, regulation, policy, guideline, directive or interpretation, as changed,

          (i) subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrower (excluding federal, state and local income or franchise taxes on the overall income of any Lender or applicable Lending Installation), or changes the basis of taxation of payments to any Lender in respect of its Loans, Facility Letters of Credit or other amounts due it hereunder, or

          (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to LIBOR Advances), or

          (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Loans held, Letters of Credit issued or participated in or interest received by it, by an amount deemed material by such Lender, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans and its Commitment.

     4.2  Changes in Capital Adequacy Regulations.  If a Lender determines the
          ---------------------------------------
amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change (as hereinafter defined), then, within fifteen days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion on such increased capital which such Lender determines is attributable to this Agreement, its Loans, its interest in the Facility Letters of Credit, or its obligation to make Loans hereunder or participate in or issue Facility Letters of Credit (after taking into account such Lender's policies as to capital adequacy). "Change" means (i) any change after the date of this
                    ------
Agreement in the Risk-Based Capital Guidelines or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "Risk-Based Capital Guidelines" means (i)
                                     -----------------------------
the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

     4.3  Availability of LIBOR Advances.  If any Lender determines that
          ------------------------------
maintenance of any of its LIBOR Loans at a suitable Lending Installation would violate any applicable law, rule, regulation or directive, whether or not having the force of law, the Administrative Agent shall suspend the availability of LIBOR Advances and require any LIBOR Advances to be repaid; or if the Required Lenders determine that (i) deposits of a type or maturity appropriate to match fund LIBOR Advances are not available, the Administrative Agent shall suspend the availability of LIBOR Advances with respect to any LIBOR Advances made after the date of any such determination, or (ii) an interest rate applicable to a LIBOR Advance does not accurately reflect the cost of making a LIBOR Advance, then, if for any reason whatsoever the provisions of Section 4.1 are
                                                     -----------
inapplicable, the Administrative Agent shall suspend the availability of LIBOR Advances with respect to any LIBOR Advances made after the date of any such determination.

     4.4  Funding Indemnification.  If any payment of a LIBOR Advance occurs on
          -----------------------
a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a LIBOR Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the LIBOR Advance.

     4.5  Lender Statements; Survival of Indemnity. To the extent reasonably
          ----------------------------------------
possible, each Lender shall designate an alternate Lending Installation with respect to its LIBOR Loans to reduce any liability of the Borrower to such Lender under Sections 4.1 and 4.2 or to avoid the unavailability of a Type of a
             ------------     ---
LIBOR Advance under Section 4.3, so long as such designation is not
                    -----------
disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender as to the amount due, if any, under Sections 4.1, 4.2 or 4.4;
                                                   ------------  ---    ---
provided, however, that the Borrower shall not be obligated to compensate any
--------  -------
Lender for any amounts which accrue prior to a date which is 180 days before such notice is given. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a LIBOR Loan shall be calculated as though each Lender funded its LIBOR Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the LIBOR Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement shall be payable within 10 days after receipt by the Borrower of the written statement. The obligations of the Borrower under Sections 4.1,
                                                                ------------
4.2 and 4.4 shall survive payment of the Obligations and termination of this
---     ---
Agreement.

     4.6  Substitutions of Lenders. Upon the receipt by the Borrower from any
          ------------------------
Lender (an "Affected Lender") of a claim for compensation under any of Sections
            ---------------                                            --------
4.1 or 4.2, or upon the inability of a Lender to make LIBOR Advances pursuant to
----------
Section 4.3, in either case, based upon circumstances not generally applicable
-----------
to all Lenders the Borrower may: (i) request one or more of the other Lenders to acquire and assume all or part of such Affected Lender's Loans and Commitment (provided that no Lender will be required to increase its Commitment); or (ii) designate a replacement bank or financial institution (a "Replacement Lender")
                                                          ------------------
to acquire and assume all or a ratable part of all of such Affected Lender's Loans and Commitments. Any such designation of a Replacement Lender under clause (ii) shall be subject to the prior written consent of the Administrative Agent, not to be unreasonably withheld.

                                   ARTICLE V

                              CONDITIONS PRECEDENT

     5.1  Effective Date.  This Agreement shall not become effective, and the
          --------------
Lenders shall not be required to make any Advance hereunder unless (a) the Borrower shall have paid all fees due and payable to the Lenders and the Administrative Agent hereunder, and (b) the Borrower shall have furnished to the Administrative Agent, in form and substance satisfactory to the Lenders and their counsel and with sufficient copies for the Lenders, the following:

          (i) The duly executed originals of the Loan Documents, including the Notes, payable to the order of each of the Lenders, the Guaranty and this Agreement;

          (ii) Certified copies of the articles of incorporation of the General Partner and AGC and the certificate of limited partnership of the Borrower, each with all amendments and certified by the appropriate governmental officer of the State of Maryland, the State of Delaware, or other jurisdiction, as applicable, as of a recent date;

          (iii) Certificates of good standing for the General Partner, AGC and the Borrower, certified by the appropriate governmental officer of the State of Maryland, State of Delaware, or other jurisdiction, as applicable, and foreign qualification certificates for the General Partner and the Borrower, certified by the appropriate governmental officer, for each jurisdiction listed on Schedule 4;

          (iv) Copies, certified by an officer of the General Partner, of (1) its by-laws, together with all amendments thereto and (2) the Partnership Agreement of the Borrower, together with all amendments thereto;

          (v) An incumbency certificate, executed by an officer of the General Partner, which shall identify by name and title and bear the signature of the Persons authorized to sign the Loan Documents and to make borrowings hereunder on behalf of the General Partner and the Borrower, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower;

          (vi) Copies, certified by the Secretary or Assistant Secretary, of the General Partner's Board of Directors' resolutions authorizing the Advances provided for herein and the execution, delivery and performance of the Loan Documents to be executed and delivered by the General Partner and the Borrower hereunder;

          (vii) A written opinion of the General Partner's and the Borrower's counsel, addressed to the Lenders in substantially the form of Exhibit D hereto;
                 ---------

          (viii) A certificate, signed by an officer of the General Partner on behalf of the Borrower and for itself, stating that on the initial Borrowing Date no Default or Unmatured Default has occurred and is continuing and that all representations and warranties of the General Partner and the Borrower are true and correct as of the initial Borrowing Date;

          (ix) The most recent financial statements of AGC, the General Partner and the Borrower and a certificate from an officer of the such entity that no material adverse change in such entity's financial condition has occurred since the date of such statements;

          (x) UCC financing statement, judgment, and tax Lien searches with respect to the General Partner and the Borrower from the State of Maryland, the State of Delaware (with respect to the Borrower only) and the State of California;

          (xi) A certificate from the Borrower's principal financial officer or principal accounting officer regarding the Unencumbered Assets including such calculations as may be necessary to determine the Borrower's compliance with the covenant set forth in Section 7.20(iv) herein;
                    ----------------

          (xii) A schedule detailing the economic terms of each Approved Operating Lease, certified as true and correct by the General Partner, together with an estoppel certificate from AGC with respect thereto in a form satisfactory to the Administrative Agent, which certificate shall also confirm that AGC is not then in default under any material agreements;

          (xiii) Written money transfer instructions, in substantially the form of Exhibit E hereto, addressed to the Administrative Agent and
                    ---------
                 signed by an Authorized Officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested;

          (xiv) Evidence that all parties whose consent is required for the Borrower or the General Partner to execute the Loan Documents have provided such consents;

          (xv) Such other documents as the Agent or the Arrangers or their counsel may have reasonably requested, the form and substance of which documents shall be acceptable to the parties and their respective counsel.

     5.2  Each Advance. The Lenders shall not be required to make any Advance
          ------------
(including Swing Line Loans) other than an Advance or Swing Line Loan that, after giving effect thereto and to the application of the proceeds thereof, does not increase the aggregate amount of outstanding Advances (including Swing Line Loans), unless on the applicable Borrowing Date:

          (i)    There exists no Default or Unmatured Default; and

          (ii)   The representations and warranties contained in Article VI are
                                                                 ----------
                 true and correct as of such Borrowing Date with respect to the General Partner, the Borrower and to any Subsidiary in existence (as applicable) on such Borrowing Date in all material respects, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

     Each Borrowing Notice with respect to each such Advance (including Swing Line Loans) shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 5.2(i) and (ii) have been satisfied. At
                            ---------------     ----
the request of the Required Lenders Borrower shall also furnish a duly completed compliance certificate in substantially the form of Exhibit F hereto (including
                                                    ---------
all schedules or exhibits) as a condition (which may be satisfied as a condition subsequent provided it is delivered within the time set forth below) to making an Advance (including Swing Line Loans); provided that the Borrower shall not be required to provide such compliance certificate sooner than five (5) Business Days following the request therefor and provided further that the calculations contained therein shall be based on the most recent quarterly information available.

                                  ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     The General Partner and the Borrower each respectively (unless otherwise noted) represents and warrants to the Lenders that:

     6.1  Existence. The General Partner is a corporation duly organized,
          ---------
validly existing and in good standing under the laws of the State of Maryland, with its principal place of business in Santa Monica, California and is duly qualified as a foreign corporation, properly licensed (if required), in good standing and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. The Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, with its principal place of business in Santa Monica, California and is duly qualified as a foreign limited partnership, properly licensed (if required), in good standing and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. Each of the Subsidiaries of the General Partner and the Borrower is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

     6.2  Authorization and Validity.  It has the power and authority and legal
          --------------------------
right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by it of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper proceedings, and the Loan Documents to which it is a party constitute legal, valid and binding obligations of, respectively, the General Partner or the Borrower enforceable against such entity in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

     6.3  No Conflict; Government Consent.  Neither the execution and delivery
          -------------------------------
by it of the Loan Documents to which it is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on, respectively, the General Partner or the Borrower or any of such entity's Subsidiaries or such entity's or any Subsidiary's articles of incorporation, by-laws, certificate of limited partnership or partnership agreement or the provisions of any indenture, instrument or agreement to which such entity or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder in any manner that could be reasonably expected to have a Material Adverse Effect, or result in the creation or imposition of any Lien in, of or on the Property of such entity or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents.

     6.4  Financial Statements; Material Adverse Change.  The December 31, 1998
          ---------------------------------------------
consolidated financial statements of the General Partner, the Borrower and their Subsidiaries heretofore delivered to the Lenders were prepared in accordance with GAAP in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the General Partner, the Borrower and their Subsidiaries at such date and the consolidated results of their operations for the period then ended. Since December 31, 1998, there has been no change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the General Partner, the Borrower and their Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

     6.5  Taxes.  It and its Subsidiaries have filed all United States federal
          -----
tax returns and all other material tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by, respectively, the General Partner or the Borrower or any of its Subsidiaries except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. No tax Liens have been filed and no claims are being asserted with respect to any such taxes (other than Permitted Liens). The charges, accruals and reserves on the books of the General Partner, the Borrower and their respective Subsidiaries in respect of any taxes or other governmental charges are adequate.

     6.6  Litigation and Guarantee Obligations.  There is no litigation,
          ------------------------------------
arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of its officers, threatened against or affecting the General Partner, the Borrower or any of their Subsidiaries which could reasonably be expected to have a Material Adverse Effect. It has no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 7.1 other than contingent obligations incurred since the
               -----------
date of such financial statements which are not prohibited hereunder.

     6.7  Subsidiaries. Schedule 1 hereto contains an accurate list of all of
          ------------
the presently existing Subsidiaries of such entity, setting forth their respective jurisdictions of incorporation and the percentage of their respective Capital Stock owned, as of the date hereof, by it or its Subsidiaries. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

     6.8  ERISA. The Unfunded Liabilities of all Single Employer Plans do not in
          -----
the aggregate exceed $1,000,000. Neither it nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to Multiemployer Plans in excess of $250,000 in the aggregate. Each Single Employer Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Single Employer Plan, neither it nor any other members of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Single Employer Plan.

     6.9  Accuracy of Information.  All factual information heretofore or
          -----------------------
contemporaneously furnished by or on behalf of such entity or any of its Subsidiaries to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of such entity or any of its Subsidiaries to the Administrative Agent or any Lender will be, true and accurate in all material respects (taken as a whole) on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not materially misleading at such time.

     6.10 Margin Stock. It does not hold any margin stock (as defined in
          ------------
Regulation U), nor is it engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock.

     6.11 Material Agreements. Neither it nor any Subsidiary is a party to any
          -------------------
agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither it nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect or (ii) any agreement or instrument evidencing or governing Indebtedness, which in each case would constitute a Default hereunder.

     6.12 Compliance with Laws. It and its Subsidiaries have complied, to the
          --------------------
best of their knowledge, with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property, except for any non-compliance which could not reasonably be expected to have a Material Adverse Effect. Neither it nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable federal, state and local environmental, health and safety statutes and regulations or the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

     6.13 Ownership of Properties. On the date of this Agreement, it and its
          -----------------------
Subsidiaries will have good title, free of all Liens other than those permitted by Section 7.15, to all of the Property and assets reflected in the financial
   ------------
statements as owned by it.

     6.14   Investment Company Act. Neither it nor any Subsidiary is an
            ----------------------
"investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     6.15 Public Utility Holding Company Act.  Neither it nor any Subsidiary is
          ----------------------------------
a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     6.16 Solvency. (i) Immediately after the Closing Date and immediately
          --------
following the making of each Loan and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of the General Partner, the Borrower and their Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the General Partner, the Borrower and their Subsidiaries on a consolidated basis; (b) the present fair saleable value of the Property of the General Partner, the Borrower and their Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the General Partner, the Borrower and their Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the General

Partner, the Borrower and their Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the General Partner, the Borrower and their Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

          (ii) It does not intend to, or to permit any of its Subsidiaries to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

     6.17  Insurance. It and its Subsidiaries carry, or cause a tenant or
           ---------
subtenant under a lease or sublease of a golf course property to carry (with it or its Subsidiaries, as appropriate, named as an additional insured), insurance on their Projects with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as are, to the best of its knowledge, customarily carried by companies engaged in similar businesses and owning similar projects in localities where it and its Subsidiaries operate, including, without limitation:

          (i) Property and casualty insurance (including coverage for flood and other water damage for any improvements at any Project located within a 100-year flood plain) in the amount of the replacement cost of the improvements at such Project; and

          (ii) Comprehensive general liability insurance in the amount of $20,000,000 per occurrence.

     6.18 REIT Status. The General Partner is in good standing on the New York
          -----------
Stock Exchange, is qualified as a real estate investment trust and currently is in compliance with all applicable provisions of the Code.

     6.19 Environmental Matters. Each of the following representations and
          ---------------------
warranties is true and correct on and as of the Closing Date except to the extent that the facts and circumstances giving rise to any such failure to be so true and correct, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

          (i) To the best knowledge of, respectively, the General Partner or the Borrower, the Projects of such entity and its Subsidiaries do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations which constitute or constituted a violation of, or could reasonably be expected to give rise to liability under, Environmental Laws. In making this statement, the General Partner and the Borrower are assuming (except to the extent that either of them has actual knowledge to the contrary) that any Person handling any Materials of Environmental Concern at any Project will do so in a reasonable manner and in accordance with all legal requirements.

          (ii) To the best knowledge of such entity, the Projects of such entity and its Subsidiaries and all operations at the Projects are in material compliance, and have in the last two years been in material compliance, with all applicable Environmental Laws, and there is no material contamination at, under or about the Projects of such entity and its Subsidiaries, or violation of any Environmental Law with respect to the Projects of such entity and its Subsidiaries.

          (iii) Neither it nor any of its Subsidiaries has received any written notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Projects, nor does it have knowledge or reason to believe that any such notice will be received or is being threatened.

          (iv) To the best knowledge of such entity, Materials of Environmental Concern have not been transported or disposed of from the Projects of such entity and its Subsidiaries in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, Environmental Laws, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Projects of such entity and its Subsidiaries in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Laws.

          (v) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of such entity, threatened, under any Environmental Law to which such entity or any of its Subsidiaries is or will be named as a party with respect to the Projects of such entity and its Subsidiaries, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Projects of such entity and its Subsidiaries.

          (vi) To the best knowledge of such entity, there has been no release or threat of release of Materials of Environmental Concern at or from the Projects of such entity and its Subsidiaries, or arising from or related to the operations of such entity and its Subsidiaries in connection with the Projects in violation of or in amounts or in a manner that could reasonably be expected to give rise to liability under Environmental Laws.

     6.20 Unencumbered Assets.  Schedule 2 hereto contains a complete and
          -------------------
accurate description of Unencumbered Assets as of the Closing Date.

     6.21 Year 2000 Representation and Warranty.  The Borrower has conducted a
          -------------------------------------
comprehensive review and assessment of the Borrower's computer applications and made inquiry of the Borrower's key tenants and lessees with respect to the "year 2000 problem" (that is, the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) and, based on that review and inquiry, the Borrower does not believe the year 2000 problem will result in a material adverse change in the Borrower's business condition (financial or otherwise), operations, properties or prospects, or ability to repay the Loan.

                                  ARTICLE VII

                                   COVENANTS

     During the term of this Agreement, unless with respect to clauses (i),
(iii) and (iv) of Section 7.20 all of the Lenders or with respect to all other
                  ------------
Sections in this Article VII, the Required Lenders, shall otherwise consent in
                 -----------
writing:

     7.1  Financial Reporting.  The General Partner and the Borrower will
          -------------------
maintain, for themselves and each Subsidiary, a system of accounting established and administered in accordance with GAAP, and furnish to the Lenders:

          (i) As soon as available, but in any event not later than 50 days after the close of each of the first three fiscal quarters, for the General Partner (consolidated with the Borrower and their Subsidiaries) and for AGC, an unaudited consolidated balance sheet as of the close of each such period and the related unaudited consolidated statements of income and retained earnings and of cash flows of such party for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, all certified by the General Partner's or AGC's (as the case may be) chief financial officer or chief accounting officer;

          (ii) As soon as available, but in any event not later than 50 days after the close of each of the first three fiscal quarters, for the General Partner, the Borrower and their Subsidiaries, related reports in form and substance satisfactory to the Required Lenders, all certified by the entity's chief financial officer or chief accounting officer, including a statement of Funds From Operations (for the General Partner only), a description of Unencumbered Assets, a listing of capital expenditures and a pro-forma acquisition report for newly acquired Projects in the form previously approved by Administrative Agent;

          (iii) As soon as available, but in any event not later than 100 days after the close of each fiscal year, for the General Partner (consolidated with the Borrower and their Subsidiaries) and for AGC, audited financial statements, including a consolidated balance sheet as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on by PricewaterhouseCoopers LLP (or other independent certified public accountants of nationally recognized standing acceptable to Administrative Agent) without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit;

          (iv) As soon as available, but in any event not later than 100 days after the close of each fiscal year, for the General Partner, the Borrower and their Subsidiaries, related reports in form and substance satisfactory to the Required Lenders, certified by the entity's chief financial officer or chief accounting officer, including reports containing information regarding each individual property in the form described in Section
                                                                   -------
                 5.1(xii);
                 --------

          (v) Together with the quarterly and annual financial statements required hereunder, a compliance certificate in substantially the form of Exhibit F hereto signed by the General Partner's
                            ---------
                 and the Borrower's chief financial officers or chief accounting officers showing the calculations and computations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof;

          (vi) As soon as possible and in any event within 10 days after the General Partner or the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of such entity, describing said Reportable Event and the action which such entity proposes to take with respect thereto;

          (vii) As soon as possible and in any event within 10 days after receipt by the General Partner or the Borrower, a copy of (a) any notice or claim to the effect that the General Partner, the Borrower or any of their Subsidiaries is or may be liable to any Person as a result of the release by such entity, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the General Partner or the Borrower or any of their Subsidiaries, which, in either case, could reasonably be expected to have a Material Adverse Effect;

          (viii) Promptly upon the furnishing thereof to the shareholders of the General Partner or the partners of the Borrower, copies of all financial statements, reports, proxy statements and other materials so furnished;

          (ix) Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other reports and any other public information which the General Partner, the Borrower or any of their Subsidiaries files with the Securities Exchange Commission;

               (x) Promptly upon the distribution thereof to the press or the public, copies of all press releases;

               (xi) No later than the first day of each fiscal year, an operating budget for such fiscal year; and

               (xii) Such other information (including, without limitation, financial statements for the Borrower and non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request.

     7.2 Use of Proceeds. The General Partner and the Borrower will, and will
         ---------------
cause each of their Subsidiaries to, use the proceeds of the Advances for the general business purposes of the Borrower, including working capital needs, capital improvements and interim financing for property acquisitions of new Projects, and to refinance existing debt. The General Partner and the Borrower will not, nor will they permit any Subsidiary to, use any of the proceeds of the Advances (i) to purchase or carry any "margin stock" (as defined in Regulation
U) or (ii) to fund any purchase of, or offer for, any Capital Stock of any Person, unless such Person has consented to such offer prior to any public announcements relating thereto and the Required Lenders have consented to such use of the proceeds of such Advance (if such consent of the Required Lenders is required hereunder).

     7.3 Notice of Default. The General Partner and the Borrower will give, and
         -----------------
will cause each of their Subsidiaries to give, prompt (and in any event within five Business Days of such Person's learning of such event) notice in writing to the Lenders of the occurrence of (i) any Default or Unmatured Default and (ii) of any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect.

     7.4 Conduct of Business; Limitations on Investments. The General Partner
         -----------------------------------------------
and the Borrower will do, and will cause each of their Subsidiaries to do, all things necessary to remain duly incorporated and/or duly qualified, validly existing and in good standing as a real estate investment trust, corporation, general partnership or limited partnership, as the case may be, in its jurisdiction of incorporation/formation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted and to carry on and conduct its businesses in substantially the same manner as it is presently conducted. Neither the General Partner, the Borrower nor any of their respective Subsidiaries will undertake any business other than the acquisition, development, ownership and leasing of golf course properties and ancillary businesses specifically related thereto, except that the Borrower and its Subsidiaries may invest in (i) undeveloped or non-golf course land, (ii) non-golf property holdings, (iii) stock holdings, (iv) mortgages on golf course properties and (v) joint ventures and partnerships, provided that the total investment in any one of the first three of the foregoing categories (excluding cash and Cash Equivalents) does not exceed five percent (5%) of Capitalization Value, the total investment in either of the fourth or fifth categories (mortgages on golf course properties and joint ventures and partnerships) (excluding cash and Cash Equivalents) does not exceed ten percent (10%) of Capitalization Value, and the total investment in all of the foregoing investment categories (excluding cash and Cash Equivalents) in the aggregate is less than or equal to fifteen percent (15%) of Capitalization Value (such determination to be made in each case at the time such investment is made). In addition, the aggregate amount invested by the Borrower and its

Subsidiaries at any time in the development of golf course properties which are not yet open for business (including the acquisition cost of the land therefor) shall not exceed ten percent (10%) of Capitalization Value For the purposes of this Section 7.4, all assets shall be valued in accordance with GAAP except that non-revenue generating investments such as land and stock holdings shall be valued at the lower of acquisition cost or market value. In the event of any disagreement as to how to value an investment, the reasonable judgment of the Administrative Agent shall prevail.

     7.5 Taxes. The General Partner and the Borrower will pay, and will cause
         -----
each of their Subsidiaries to pay, or cause a tenant or subtenant under a lease or sublease of a Property to pay, when due all material taxes, assessments and governmental charges and levies upon them or their income, profits or Projects, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.

     7.6 Insurance. The General Partner and the Borrower will maintain, and will
         ---------
cause each of their Subsidiaries to maintain or cause the tenant or subtenant under a lease or sublease of a golf course property to maintain (with the General Partner, the Borrower or their Subsidiaries, as applicable, named as an additional insured), with financially sound and reputable insurance companies insurance on all their Property in such amounts and covering such risks as is consistent with sound business practice, and the General Partner and the Borrower will furnish to any Lender upon request full information as to the insurance carried.

     7.7 Compliance with Laws. The General Partner and the Borrower will, and
         --------------------
will cause each of their Subsidiaries to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which they may be subject.

     7.8 Maintenance of Properties. The General Partner and the Borrower will,
         -------------------------
and will cause each of their Subsidiaries to (or cause the tenant under a lease of a golf course property to), do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition (ordinary wear and tear excepted), and make all necessary and proper repairs, renewals and replacements so that their businesses carried on in connection therewith may be properly conducted at all times.

     7.9 Inspection. The General Partner and the Borrower will, and will cause
         ----------
each of their Subsidiaries to, permit the Lenders, by their respective representatives and agents, to inspect any of the Projects, corporate books and financial records of the General Partner, the Borrower and each of their Subsidiaries, to examine and make copies of the books of accounts and other financial records of the General Partner, the Borrower and each of their Subsidiaries, and to discuss the affairs, finances and accounts of the General Partner, the Borrower and each of their Subsidiaries, and to be advised as to the same by, their respective officers at such reasonable times during normal business hours and intervals as the Lenders may designate, all with reasonable notice. Such inspections and examinations shall be at the Lenders' sole cost and expense unless a Default has occurred and is continuing at the time thereof.

     7.10 Maintenance of Status. The General Partner shall at all times (i)
          ---------------------
remain a corporation listed and in good standing on the New York Stock Exchange, and (ii) maintain its status as a real estate investment trust in compliance with all applicable provisions of the Code.

     7.11 Dividends. Provided there is not a continuing Default under Section
          ---------                                                   -------
8.1 or Section 8.2, and there is not a continuing Default under Section 8.3
---    -----------                                              -----------
relating to a breach of any of the covenants contained in Section 7.20, the
                                                          ------------
General Partner shall be permitted to declare and pay dividends on its Capital Stock from time to time in amounts determined by the General Partner, provided,
                                                                      --------
however, that subject to the terms of the next sentence, in no event shall the
-------
General Partner declare or pay dividends on its Capital Stock if dividends paid in any period of four fiscal quarters, in the aggregate, would exceed 90% of Funds From Operations for such period. Notwithstanding the foregoing, the General Partner shall be permitted to distribute whatever amount of dividends is necessary to maintain its tax status as a real estate investment trust, provided there is not a continuing Default under Section 8.1 or Section 8.2.
                                        -----------    -----------

     7.12 Merger; Sale of Assets. The General Partner and the Borrower will not,
          ----------------------
nor will they permit any of their Subsidiaries to, enter into any merger, consolidation, reorganization or liquidation or transfer or otherwise dispose of all or a Substantial Portion of their Property, except for such transactions that occur between Wholly-Owned Subsidiaries, provided, however, the General Partner or the Borrower may merge with or acquire other companies or partnerships so long as:

          (i) After giving effect to such merger or acquisition, no provision of this Agreement will have been violated;

          (ii) the General Partner or the Borrower will be the surviving entity; and

          (iii) such merger is not accomplished through a hostile takeover.

The Borrower will notify all of the Lenders of all material acquisitions, dispositions, mergers or asset purchases regardless of whether or not the Required Lenders must first give their written consent.

     7.13 General Partner's Ownership and Control of Borrower. The General
          ---------------------------------------------------
Partner will not allow its percentage ownership interest in or voting control of the Borrower to be less than fifty-one percent (51%) and shall remain the sole general partner of Borrower. The General Partner will not allow or suffer to exist any pledge, other encumbrance or the conversion to limited partnership interests of any of the general partnership interests in the Borrower.

     7.14 Sale and Leaseback. The General Partner and the Borrower will not, nor
          ------------------
will they permit any of their Subsidiaries to, sell or transfer any of its Projects in order to concurrently or subsequently lease as lessee such Projects.

     7.15 Liens. The General Partner and the Borrower will not, nor will they
          -----
permit any of their Subsidiaries to, create, incur, or suffer to exist any Lien in, of or on the Property of the General Partner, the Borrower or any of their Subsidiaries, except:

          (i) Liens for taxes, assessments or governmental charges or levies on their Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves shall have been set aside on their books;

          (ii) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens and other similar Liens arising in the ordinary course of business which secure payment of obligations not more than 90 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

          (iii) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

          (iv) Utility easements, building restrictions, customary license and use agreements and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the General Partner, the Borrower or their Subsidiaries; and

          (v) Liens arising in connection with any Indebtedness permitted hereunder to the extent such Liens will not result in a violation of Section 7.20(v) or any of the other provisions of this Agreement.

Liens permitted pursuant to clauses (i) through (v) of this Section 7.15 shall
                                                            ------------
be deemed to be "Permitted Liens".
                 ---------------

     7.16 Affiliates. The General Partner and the Borrower will not, nor will
          ----------
they permit any of their Subsidiaries to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of the General Partner's, the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the General Partner, the Borrower or such Subsidiary than the General Partner, the Borrower or such Subsidiary would obtain in a comparable arms-length transaction.

     7.17 Interest Rate Hedging. The General Partner and the Borrower will not
          ---------------------
enter into or remain liable upon, nor will they permit any Subsidiary to enter into or remain liable upon, any agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options unless such agreement, device or arrangement was entered into by the General Partner or the Borrower in the ordinary course of its business for the purpose of hedging interest rate risk to the General Partner or the Borrower.

     7.18 Limitation on Variable Rate Indebtedness. The General Partner and the
          ----------------------------------------
Borrower shall, at the request of the Required Lenders, enter into such interest rate protection agreements as may be required to maintain at all times all Funded Debt which bears interest at a rate that is not fixed for the full period through the Revolving Facility Termination Date at fifty percent (50%) or less of total Funded Debt, provided that the Required Lenders shall not require the

General Partner or the Borrower to enter into a specific interest rate protection agreement that would cause the General Partner to lose its REIT status.

     7.19 Consolidated Net Worth. The General Partner, as of the last day of any
          ----------------------
fiscal quarter, shall maintain a Consolidated Net Worth of not less than the sum of (i) $450,000,000 plus (ii) seventy-five percent (75%) of the net proceeds received by the General Partner (net of customary related fees and expenses) in connection with any offering of stock or other ownership interest in the General Partner after the Original Closing Date.

     7.20 Indebtedness and Cash Flow Covenants. The General Partner on a
          ------------------------------------
consolidated basis with the Borrower and their Subsidiaries shall not permit:

          (i) as of the last day of any fiscal quarter, the ratio of (A) EBITDA to (B) Interest Expense for the four (4) fiscal quarters then ended to be less than, from the Closing Date through December 31, 1999, 2.5 to 1.0 and thereafter, 2.75 to 1.0; provided, however, that until four (4) full fiscal quarters have elapsed after the Original Closing Date, Interest Expense will be calculated by annualizing the Interest Expense for those full fiscal quarters that have elapsed since the Original Closing Date;

          (ii) as of the last day of any fiscal quarter, the ratio of (A) EBITDA to (B) Fixed Charges for the four (4) fiscal quarters then ended to be less than, from the Closing Date through December 31, 1999, 1.85 to 1.0 and thereafter, 2.0 to 1.0; provided, however, that until four (4) full fiscal quarters have elapsed after the Original Closing Date, Fixed Charges will be calculated by annualizing the Fixed Charges for those full fiscal quarters that have elapsed since the Original Closing Date;

          (iii) as of any day, Consolidated Total Indebtedness to exceed fifty percent (50%) of Capitalization Value;

          (iv)  as of any day, the Value of Unencumbered Assets to be less than
                2.0 times the Consolidated Unsecured Indebtedness; or

          (v) as of any day, Consolidated Secured Indebtedness to exceed twenty percent (20%) of Capitalization Value.

     7.21 Environmental Matters. The General Partner and the Borrower will and
          ---------------------
will cause each of their Subsidiaries to:

                7.21.1 comply with, and use its best efforts to ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and use its best efforts to ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect;

                7.21.2 conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent that
          (a) the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not be reasonably expected to have a Material Adverse Effect, or (b) the General Partner has determined in good faith that contesting the same is not in the best interests of the General Partner, the Borrower and their Subsidiaries and the failure to contest the same could not be reasonably expected to have a Material Adverse Effect; or

                7.21.3 defend, indemnify and hold harmless the Administrative Agent and each Lender, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of the General Partner, the Borrower, their Subsidiaries or the Projects, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. This indemnity shall continue in full force and effect regardless of the termination of this Agreement; and

                7.21.4 prior to the acquisition of a new Project after the Closing Date, perform or cause to be performed an environmental investigation, which investigation shall at a minimum comply with the specifications and procedures attached hereto as Exhibit G. In
                                                           ---------
          connection with any such investigation, Borrower shall cause to be prepared a report of such investigation, to be made available to any Lender upon request, for informational purposes and to assure compliance with the specifications and procedures.

     7.22 Control of the General Partner. The General Partner and the Borrower
          ------------------------------
will not suffer or permit to occur a "DGP Change of Control" (as such term is defined in the Note Purchase Agreements (as in effect on the date hereof).

     7.23 Approved Operating Leases. The Borrower shall lease at least 90% (by
          -------------------------
Capitalization Value) of its Projects to Approved Operators under Approved Operating Leases.

     7.24 Borrower's Partnership Agreement. The General Partner shall not
          --------------------------------
consent to any changes to Borrower's partnership agreement without the prior written consent of the Required Lenders, provided that without such prior consent the General Partner may consent to (i) immaterial changes that do not adversely affect the Lenders, (ii) any changes necessary to maintain the General Partner's status as a real estate investment trust, and (iii) changes necessary to permit an additional common or preferred equity offering that do not adversely affect the Lenders.

     7.25 General Partner's Assets. The General Partner shall not invest in or
          ------------------------
own any material assets directly other than its partnership interest in Borrower.

     7.26 Notice of Rating Change. The Borrower shall notify the Administrative
          -----------------------
Agent promptly if there is any change in the long term unsecured debt rating from Moody's, S&P or the National Association of Insurance Commissioners of either the General Partner or the Borrower.

     7.27 Year 2000 Compliance. The Borrower will promptly notify the
          --------------------
Administrative Agent in the event the Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

     7.28 Operating Leases. The Borrower shall not, without the prior written
          ----------------
consent of the Required Lenders, modify, amend, or terminate any Approved Operating Lease if such modification, amendment or termination is reasonably anticipated to be adverse to the Borrower or Lenders in any material respect.

     7.29 Capital Expenditures. The Borrower shall not make any capital
          --------------------
expenditures with respect to any Property unless an Approved Operator under an Approved Operating Lease or the tenant under a lease otherwise permitted hereunder has agreed in writing to compensate Borrower for the cost of such capital expenditure through the payment of increased rental under such Approved Operating Lease or lease, provided such Approved Operator or tenant shall maintain, at its sole expense, such capital expenditure in a manner consistent with its original condition, subject to normal wear and tear, throughout the term of the Approved Operating Lease or lease.

     7.30 No Negative Pledge. The General Partner and the Borrower will not, and
          ------------------
they will not permit their Subsidiaries to, enter into any agreement with any Person after the date hereof which prohibits the ability of the General Partner, the Borrower or any of their Subsidiaries to create, incur, assume or suffer to exist any Lien on the assets of the General Partner, the Borrower or any of their Subsidiaries other than any agreement in favor of the Administrative Agent and the Lenders, provided, however, that this Section 7.30 shall not apply to restrictions under Capitalized Leases with respect to the Property subject thereto or to Indebtedness secured by Liens permitted hereunder, provided such restrictions are by their terms effective only against the assets subject to such Liens.

                                 ARTICLE VIII

                                   DEFAULTS

     The occurrence of any one or more of the following events shall constitute a Default:

     8.1 Nonpayment of Principal. Nonpayment of any principal payment on any
         -----------------------
Note when due.

     8.2 Nonpayment of Other Amounts. Nonpayment of interest upon any Note or of
         ---------------------------
any Revolving Commitment Fee or other payment Obligations under any of the Loan Documents within five (5) Business Days after the same becomes due.

     8.3 Breach of Certain Covenants. The breach of any of the terms or
         ---------------------------
provisions of Sections 7.2, 7.10 through 7.20, 7.22, 7.24 and 7.25.
              ------------  ----         ----  ----  ----     ----

     8.4 Representation of Warranty Untrue. Any representation or warranty made
         ---------------------------------
or deemed made by or on behalf of the General Partner, the Borrower or any of their Subsidiaries to the Lenders or the Administrative Agent under or in connection with this Agreement, any Loan, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made.

     8.5 Breach of Other Provisions. The breach (other than a breach which
         --------------------------
constitutes a Default under Section 8.1, 8.2, 8.3 or 8.4) of any of the terms or provisions of this Agreement or any other Loan Document which is not remedied within thirty (30) days after written notice from the Administrative Agent or any Lender.

     8.6 Material Indebtedness. (i) Any failure of the General Partner, the
         ---------------------
Borrower or any of their Subsidiaries or of AGC to pay when due any payment due under any Funded Debt or lease obligations aggregating in excess of $5,000,000 ("Material Indebtedness") after giving effect to any applicable grace period
  ---------------------
thereunder; or (ii) any default in the performance of any term, provision or condition contained in any agreement under which any such Material Indebtedness was created or is governed, or any other event shall occur or condition exist, the effect of which is to cause, or to permit the holder or holders of such Material Indebtedness to cause, such Material Indebtedness to become due prior to its stated maturity; or (iii) any Material Indebtedness of the General Partner, the Borrower, any of their Subsidiaries shall or of AGC shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof.

     8.7 Voluntary Bankruptcy. The General Partner, the Borrower or any of their
         --------------------
Subsidiaries or AGC shall (i) have an order for relief entered with respect to it under the federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it as a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 8.7, (vi) not pay, or admit in
                                    -----------
writing its inability to pay, its debts generally as they become due.

     8.8 Involuntary Bankruptcy. A receiver, trustee, examiner, liquidator or
         ----------------------
similar official shall be appointed for the General Partner, the Borrower or any of their Subsidiaries or for AGC, or a proceeding described in Section 8.7(iv)
                                                               ---------------
shall be instituted against the General Partner, the

Borrower or any such Subsidiary or AGC and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty (60) consecutive days.

     8.9 Condemnation. Any court, government or governmental agency shall
         ------------
condemn, seize or otherwise appropriate, or take custody or control of (each a "Condemnation"), all or any portion of the Projects of the Borrower and its
 ------------
Subsidiaries which, when taken together with all other Property of the Borrower and its Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such Condemnation occurs, constitutes a Substantial Portion of their Property.

     8.10 Judgments. The General Partner, the Borrower or any of their
          ---------
Subsidiaries or AGC shall fail within sixty (60) days to pay, bond or otherwise discharge any judgments or orders for the payment of money in an amount which, when added to all other judgments or orders outstanding against the General Partner, the Borrower or any Subsidiary or AGC would exceed $10,000,000 in the aggregate, which have not been stayed on appeal or otherwise appropriately contested in good faith.

     8.11 AGC. AGC shall (i) have failed by December 31, 1999 to have extended
          ---
the termination and maturity dates of all of its existing credit facilities to match or extend beyond the Revolving Facility Termination Date hereunder; (ii) have failed to maintain at all times prior to the Revolving Facility Termination Date hereunder, calculated at the end of each fiscal quarter of AGC, a ratio of
(A) EBITDA (except it shall be as reported by AGC after adjustment to add to operating income the amount of membership initiation fees not included in operating income due to the requirement of GAAP to recognize such fees as income over a period of time on a straight line basis) plus GAAP rental expense, in
                                                ----
each case for the most recent four (4) fiscal quarters for which financial results have been reported to (B) GAAP rental expense plus GAAP interest expense
                                                      ----
of at least 1.1 to 1.0, in each case for the most recent four (4) fiscal quarters for which financial results have been reported, (iii) have failed to make any payment of rent or other material monetary obligation under any Approved Operating Lease with the Borrower within thirty (30) days after the due date thereof or (iv) enter into any merger, consolidation reorganization or liquidation or transfer or otherwise dispose of all or Substantial Portion of its assets, except for such transactions that occur between wholly-owned Subsidiaries of AGC and the merger of Golf Enterprises, Inc. into AGC, and other mergers where AGC is the surviving entity and such merger is not accomplished through a hostile takeover.

     8.12 Pledge of AGC Ownership Interests. Less than sixty-five percent (65%)
          ---------------------------------
of the total ownership interests in AGC shall be unencumbered by any pledge or other security interest therein.

     8.13 Ownership of AGC. Less than sixty-five percent (65%) of the total
          ----------------
ownership interests in AGC or of the total voting power shall be held, in the aggregate, by David G. Price, Dallas Price and/or their children and grandchildren and respective spouses of any of the foregoing or by trusts in which such Persons hold the entire beneficial interest or other entities wholly owned and controlled by such Persons.

     8.14 Multiemployer Plan Withdrawal Liability. The General Partner, the
          ---------------------------------------
Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a

Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the General Partner, the Borrower or any other member of the Controlled Group as withdrawal liability (determined as of the date of such notification), exceeds $1,000,000 or requires payments exceeding $250,000 per annum.

     8.15 Multiemployer Plan Termination. The General Partner, the Borrower or
          ------------------------------
any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the General Partner, the Borrower and the other members of the Controlled Group (taken as a whole) to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years of each such Multiemployer Plan immediately preceding the plan year in which the reorganization or termination occurs by an amount exceeding $250,000.

     8.16 Environmental Remediation. Failure to remediate within the time period
          -------------------------
permitted by law or governmental order, after all administrative hearings and appeals have been concluded (or within a reasonable time in light of the nature of the problem if no specific time period is so established), material environmental problems related to Projects of the Borrower and its Subsidiaries if the affected Projects have an aggregate book value in excess of $10,000,000.

     8.17 Revocation of Guaranty. The revocation or attempted revocation of any
          ----------------------
Guaranty.

                                  ARTICLE IX

                ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

     9.1 Acceleration. If any Default described in Section 8.7 or Section 8.8
         ------------                              -----------    -----------
occurs with respect to the General Partner or the Borrower, the obligations of the Revolving Lenders to make Loans and of the Issuing Bank to issue Facility Letters of Credit hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent or any Lender. If any Default other than those described in Section 8.7 or Section 8.8 occurs, (i) the Required Revolving
             -----------    -----------
Lenders may terminate or suspend the obligations of the Revolving Lenders to make Revolving Loans hereunder and to issue Facility Letters of Credit and the Required Lenders may declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives.

     In addition to the foregoing, following the occurrence of a Default and so long as any Facility Letter of Credit has not been fully drawn and has not been cancelled or expired by its terms, upon demand by the Administrative Agent the Borrower shall deposit in the Letter of Credit Collateral Account cash in an amount equal to the aggregate undrawn face amount of all outstanding Facility Letters of Credit and all fees and other amounts due or which may become due with respect thereto. The Borrower hereby pledges and assigns to the Administrative Agent on behalf of the Lenders, and hereby grants a security interest to the Administrative Agent on behalf of the Lenders in, the Letter of Credit Collateral Account. The Borrower shall have no control over funds in the Letter of Credit Collateral Account, which funds will be invested by the Administrative Agent from time to time at its discretion in certificates of deposit of First Chicago having a maturity not exceeding 30 days. Such funds shall be promptly applied by the Administrative Agent to reimburse any Issuing Bank for drafts drawn from time to time under the Facility Letters of Credit. Such funds, if any, remaining in the Letter of Credit Collateral Account following the payment of all Obligations in full shall, unless Administrative Agent is otherwise directed by a court of competent jurisdiction, be promptly paid over to the Borrower.

     If, within ten (10) days after acceleration of the maturity of the Obligations or termination of the obligations of the Revolving Lenders to make Revolving Loans hereunder or to issue Facility Letters of Credit as a result of any Default (other than any Default as described in Section 8.7 or 8.8 with
                                                    -----------    ---
respect to the Borrower) and before any judgment or decree for the payment of the Obligations shall have been obtained or entered, (i) the Required Revolving Lenders (in the case of termination of the obligation to make Revolving Loans or issue Facility Letters of Credit) or (ii) the Required Lenders (in the case of an acceleration) shall so direct, the Administrative Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

     9.2 Amendments. Subject to the provisions of this Article IX, the Required
         ----------
Revolving Lenders and the Required Term Lenders (or the Administrative Agent with the consent in writing of both the Required Revolving Lenders and Required Term Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Default hereunder (any of the foregoing being referred to as a "Modification"); provided, however, that any such Modification with respect to
 ------------    --------  -------
the matters described below shall require the consent of the number of Lenders so indicated below:

          (a) The following Modifications shall require the consent of all
     Lenders:

               (i)    Releasing the General Partner from the Guaranty;

               (ii) Reducing the percentage specified in the definition of Required Lenders, Super Majority Lenders, Required Revolving Lenders, or Required Term Lenders;

               (iii)  Increasing the amount of the Aggregate Commitment;

               (iv) Permitting the Borrower to assign or allow another Person to assume its rights under this Agreement, other than pursuant to a merger or other transaction permitted or consented to hereunder;

               (v)    Amending this Section 9.2;
                                    -----------

               (vi)   Amending clause (iv) of Section 7.20 or any of the defined
                                              ------------
                      terms contained therein; and

               (vii) Subordinating the Obligations to any other Indebtedness of the Borrower or the Guarantor.

          (b) The following Modifications shall require the consent of the Super Majority Lenders:

               (i)    Amending any of clauses (i) or (iii) of Section 7.20 or
                                                                      ----
                      any of the defined terms contained therein.

          (c) The following Modifications shall require the consent of all Revolving Lenders in addition to the consent of the Required Aggregate
     Lenders:

               (i)    Extending the Revolving Facility Termination Date;

               (ii) Forgiving all or any portion of the principal amount of any Revolving Loan or accrued interest thereon or the Revolving Commitment Fee;

               (iii) Modifying the Applicable Margins for Revolving Advances or otherwise changing the interest rate options available for Revolving Advances; and

               (iv) Extending the time of payment of any of the Obligations relating to the Revolving Facility.

          (d) The following Modifications shall require the consent of all Term Lenders in addition to the consent of the Required Aggregate Lenders:

               (i)    Extending the Term Facility Termination Date;

               (ii) Forgiving all or any portion of the principal amount of the Term Loan or accrued interest thereon;

               (iii) Modifying the Applicable Margins for Term Advances or otherwise changing the interest rate options available for Term Advances; and

               (iv) Extending the time of payment of any of the Obligations relating to the Term Facility, including any modification of Section 2.8(b) regarding mandatory prepayments of the Term Facility.

          (e) Any Modification not referenced in subsections (a) through (d) which pertains to a term or provision applicable only to either the Term Facility or the Revolving Facility shall require the consent of the Required Term Lenders or Required Revolving Lenders (as applicable) in addition to the Required Aggregate Lenders, except that in addition to the foregoing required consents, no increase in the Applicable Margin for the Revolving Facility or modification of the Revolving Facility Termination Date (except as contemplated by Section 2.14) shall be effective without the consent of the Required Term Lenders.

          (f) No amendment of any provision of this Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent, and no amendment increasing either the Term Commitment or the Revolving Commitment of any Lender shall be effective without the written consent of such Lender.

     9.3 Preservation of Rights. No delay or omission of the Lenders or the
         ----------------------
Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 9.2, and
                                                             -----------
then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Lenders until the Obligations have been paid in full.

                                   ARTICLE X

                              GENERAL PROVISIONS

     10.1 Survival of Representations. All representations and warranties of the
          ---------------------------
Borrower contained in this Agreement shall survive delivery of the Notes and the making of the Loans herein contemplated.

     10.2 Governmental Regulation. Anything contained in this Agreement to the
          -----------------------
contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

     10.3 Taxes. Any taxes (excluding federal, state and local income or
          -----
franchise or other taxes on the overall net income of any Lender) or other similar assessments or charges made by any governmental or revenue authority in respect of the Loan Documents shall be paid by the Borrower, together with interest and penalties, if any (to the extent such interest and penalties do not result from delay by any Lender).

     10.4 Headings. Section headings in the Loan Documents are for convenience
          --------
of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

     10.5 Entire Agreement. The Loan Documents embody the entire agreement and
          ----------------
understanding among the Borrower, the General Partner, the Administrative Agent and the Lenders and supersede all prior commitments, agreements and understandings among the

Borrower, the Administrative Agent and the Lenders relating to the subject matter thereof, except for the agreement of the Borrower to pay certain fees to the Administrative Agent as set forth in the Administrative Agent's Fee Letter referred to in Section 2.5 and the agreement of the Administrative Agent to pay
               -----------
certain fees to the Lenders.

     10.6 Several Obligations; Benefits of this Agreement. The respective
          -----------------------------------------------
obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

     10.7 Expenses; Indemnification. The Borrower shall reimburse the Arrangers
          -------------------------
on demand for any reasonable costs, internal charges and reasonable out-of-pocket expenses (including, without limitation, all reasonable fees for consultants and reasonable fees and expenses for attorneys for the Arrangers, which attorneys may be employees of the Arrangers) paid or incurred by the Arrangers (whether in their capacity as arrangers, or, in the case of First Chicago, in its capacity as Administrative Agent) in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Arrangers and the Lenders for any reasonable costs, internal charges and reasonable out-of-pocket expenses (including, without limitation, all reasonable fees and expenses for attorneys for the Arrangers and the Lenders, which attorneys may be employees of the Arrangers or the Lenders) paid or incurred by the Arrangers (whether in their capacity as arrangers, or, in the case of First Chicago, in its capacity as Administrative Agent) or any Lender in connection with the collection and enforcement of the Loan Documents or the Obligations (including, without limitation, any negotiation of any restructuring or workout whether or not consummated). The Borrower further agrees to indemnify the Administrative Agent, the Arrangers and each Lender and their directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and reasonable expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not such entity is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the Projects, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder, except to the extent arising from the gross negligence or willful misconduct of the person seeking indemnification. The obligations of the Borrower under this Section 10.7 shall
                                                            ------------
survive the termination of this Agreement.

     10.8   Reserved.
            --------

     10.9 Accounting. Except as provided to the contrary herein, all accounting
          ----------
terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP.

     10.10 Severability of Provisions. Any provision in any Loan Document that
           --------------------------
is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

     10.11 Nonliability of Lenders. The relationship between the General Partner
           -----------------------
and the Borrower, on the one hand, and the Lenders, the Arrangers and the Administrative Agent, on the other, shall be solely that of borrower and lender. Neither the Administrative Agent, the Arrangers nor any Lender shall have any fiduciary responsibilities to the General Partner and the Borrower. Neither the Administrative Agent, the Arrangers nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations.

     10.12 Publicity. The Lenders shall have the right to publish a tombstone
           ---------
publicizing the transaction contemplated hereby without the consent of the Borrower or the General Partner; provided, however, that the Lenders shall first provide the Borrower and the General Partner the opportunity to review the proposed tombstone.

     10.13  CHOICE OF LAW.  THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A
            -------------
CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     10.14 CONSENT TO JURISDICTION. THE GENERAL PARTNER AND THE BORROWER EACH
           -----------------------
HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF (i) ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO AND (ii) ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS AND THE GENERAL PARTNER AND THE BORROWER EACH HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE GENERAL PARTNER OR THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE GENERAL PARTNER OR THE BORROWER AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS OR NEW YORK, NEW YORK.

     10.15 WAIVER OF JURY TRIAL. THE GENERAL PARTNER, THE BORROWER, THE
           --------------------
ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY,

ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

     10.16 Confidentiality. Each Lender agrees to hold any non-public
           ---------------
confidential information which it may receive from the Borrower pursuant to this Agreement in confidence, except for disclosure (i) to its affiliates and to other Lenders and their respective affiliates, (ii) to legal counsel, accountants, and other professional advisors to such Lender or to a Transferee,
(iii) to regulatory officials, (iv) as required by law, regulation, or legal process, (v) to such Lender's direct or indirect contractual counterparts in swap agreements or to legal counsel, accountants and other professional advisors to such counterparts, (vi) permitted by Section 13.4, (vii) of information that
                                        ------------
was or becomes generally available to the public other than by disclosure by such Lender, or (viii) to the extent reasonably required in connection with the enforcement of this Agreement or any other Loan Documents.

                                  ARTICLE XI

             THE ADMINISTRATIVE AGENT AND AGREEMENTS AMONG LENDERS

     11.1 Appointment. Subject to the provisions of Section 11.11, The First
          -----------                               -------------
National Bank of Chicago is hereby appointed Administrative Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the agent of such Lender. The Administrative Agent agrees to act as such upon the express conditions contained in this
Article XI. The Administrative Agent shall not have a fiduciary relationship in
----------
respect of the Borrower or any Lender by reason of this Agreement. The Administrative Agent agrees to administer the Term Facility and Revolving Facility consistent with the manner in which it administers loans held for its own account.

     11.2 Powers. The Administrative Agent shall have and may exercise such
          ------
powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

     11.3 General Immunity. Neither the Administrative Agent nor any of its
          ----------------
directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct.

     11.4 No Responsibility for Loans, Recitals, etc. Neither the Administrative
          -------------------------------------------
Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (iii) the satisfaction of any condition specified in Article V, except receipt of items
                                           ---------
required to be delivered to the Administrative Agent; (iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; or (v) the value, sufficiency, creation, perfection or priority of any interest in any collateral security. The Administrative Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to the Administrative Agent at such time, but is voluntarily furnished by the Borrower to the Administrative Agent (either in its capacity as Administrative Agent or in its individual capacity).

     11.5 Action on Instructions of Lenders. The Administrative Agent shall in
          ---------------------------------
all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Lenders required by Article IX, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

     11.6 Employment of Agents and Counsel. The Administrative Agent may execute
          --------------------------------
any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and so long as it exercises reasonable care in the selection of such parties, the Administrative Agent shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such parties. The Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

     11.7 Reliance on Documents; Counsel. The Administrative Agent shall be
          ------------------------------
entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.

     11.8 Administrative Agent's Reimbursement and Indemnification. The Lenders
          --------------------------------------------------------
agree to reimburse and indemnify the Administrative Agent ratably in proportion to their respective portions of the Aggregate Commitment (i) for any reasonable amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Loan Documents including reasonable out-of-pocket expenses in connection with the preparation, execution, delivery of the Loan Documents, (ii) for any other reasonable out-of-pocket expenses not reimbursed by the Borrower incurred by the Administrative Agent on behalf of the Lenders, in connection with the administration and enforcement of the Loan Documents and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable
                                        --------
for any of the foregoing to the extent they
arise from the gross negligence or willful misconduct of the Administrative Agent. The obligations of the Lenders under this Section 11.8 shall survive
                                                 ------------
payment of the Obligations and termination of this Agreement.

     11.9 Rights as a Lender. In the event the Administrative Agent is a Lender,
          ------------------
the Administrative Agent shall have the same rights and powers and the same duties and obligations hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders" shall, at any time when the Administrative Agent is a Lender, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person.

     11.10 Lender Credit Decision. Each Lender acknowledges that it has,
           ----------------------
independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

     11.11 Successor Administrative Agent. The Administrative Agent may resign
           ------------------------------
at any time by giving written notice thereof to the Lenders and the Borrower, and the Administrative Agent shall be deemed to have automatically resigned if it is no longer a Lender, such resignation in either case to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, forty-five days after the retiring Administrative Agent gives notice of its intention to resign or ceases to be a Lender, as the case may be. The Administrative Agent may be removed at any time with good cause by written notice received by the Administrative Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders and, provided there exists no Default or Unmatured Default hereunder, with the consent (not to be unreasonably withheld) of the Borrower, a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders within thirty days after the resigning Administrative Agent's giving notice of its intention to resign, then the resigning Administrative Agent may appoint, on behalf of the Borrower and the Lenders and, provided there exists no Default or Unmatured Default hereunder, with the consent (not to be unreasonably withheld) of the Borrower, a successor Administrative Agent. If the Administrative Agent has resigned or been removed and no successor Administrative Agent has been appointed within 45 days, the Lenders shall perform all the duties of the Administrative Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Administrative Agent shall be deemed to be appointed hereunder until such successor

Administrative Agent has accepted the appointment. Any such successor Administrative Agent shall be a commercial bank (or a subsidiary thereof) having capital and retained earnings of at least $500,000,000, except that if the successor Administrative Agent is a subsidiary of a bank, such capital and retained earnings requirement shall apply only to the parent bank. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Administrative Agent. Upon the effectiveness of the resignation or removal of the Administrative Agent, the resigning or removed Administrative Agent and the successor Administrative Agent shall pro rate any agency fees, and the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of an Administrative Agent, the provisions of this Article XI shall continue in effect for the benefit of such Administrative Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents.

     11.12 Notice of Defaults. If a Lender becomes aware of a Default or
           ------------------
Unmatured Default, such Lender shall notify the Administrative Agent of such fact. Upon receipt of such notice that a Default or Unmatured Default has occurred, the Administrative Agent shall notify each of the Lenders of such fact.

     11.13 Requests for Approval. If the Administrative Agent requests in
           ---------------------
writing the consent or approval of a Lender, such Lender shall respond and either approve or disapprove definitively in writing to the Administrative Agent within ten Business Days (or sooner if such notice specifies a shorter period for responses based on Administrative Agent's good faith determination that circumstances exist warranting its request for an earlier response) after such written request from the Administrative Agent. If the Lender does not so respond, that Lender shall be deemed to have approved the request, except that such deemed approval shall not apply to any request requiring the approval of 100% of the Lenders.

     11.14 Copies of Documents. Within fifteen Business Days after a request by
           -------------------
a Lender to the Administrative Agent for documents furnished to the Administrative Agent by the Borrower, the Administrative Agent shall provide copies of such documents to such Lender.

     11.15 Defaulting Lenders. At such time as a Lender becomes a Defaulting
           ------------------
Lender, such Defaulting Lender's right to vote on matters which are subject to the consent or approval of the Required Lenders, each affected Lender or all Lenders shall be immediately suspended until such time as the Lender is no longer a Defaulting Lender. If a Defaulting Lender has failed to fund its pro rata share of any Advance and until such time as such Defaulting Lender subsequently funds its pro rata share of such Advance, all Obligations owing to such Defaulting Lender hereunder shall be subordinated in right of payment, as provided in the following sentence, to the prior payment in full of all principal of, interest on and fees relating to the Loans funded by the other Lenders in connection with any such Advance in which the Defaulting Lender has not funded its pro rata share (such principal, interest and fees being referred to as "Senior Loans" for the purposes of this section). All amounts paid by the
       ------------
Borrower and otherwise due to be applied to the Obligations owing to such Defaulting Lender pursuant to the terms hereof shall be distributed by the Administrative Agent to the other Lenders in accordance with their respective pro rata shares (recalculated for the purposes hereof to exclude the Defaulting Lender) until all Senior Loans have been paid in full. After the Senior Loans have been paid in full equitable adjustments will be made in connection with future payments by the Borrower to the extent a portion of the Senior Loans had been repaid with amounts that otherwise would have been distributed to a Defaulting Lender but for the operation of this Section 11.15. This provision governs only
                                     -------------
the relationship among the Administrative Agent, each Defaulting Lender and the other Lenders; nothing hereunder shall limit the obligation of the Borrower to repay all Loans in accordance with the terms of this Agreement. The provisions of this section shall apply and be effective regardless of whether a Default occurs and is continuing, and notwithstanding (i) any other provision of this Agreement to the contrary, (ii) any instruction of the Borrower as to its desired application of payments or (iii) the suspension of such Defaulting Lender's right to vote on matters which are subject to the consent or approval of the Required Lenders or all Lenders.

                                  ARTICLE XII

                            SETOFF; RATABLE PAYMENTS

     12.1 Setoff. In addition to, and without limitation of, any rights of the
          ------
Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due. The Lenders agree for the benefit of each other Lender (but not the Borrower) that any set-off shall first be applied to the Obligations before being applied to any other Indebtedness owing to such Lender.

     12.2 Ratable Payments. If any Lender, whether by setoff or otherwise, has
          ----------------
payment made to it upon its Loans (other than payments received pursuant to Sections 4.1, 4.2 or 4.4) in a greater proportion than that received by any
------------  ---    ---
other Lender (based on the total outstanding amount of the Revolving Facility and Term Facility), such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

                                 ARTICLE XIII

               BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

     13.1 Successors and Assigns. The terms and provisions of the Loan Documents
          ----------------------
shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 13.3. Notwithstanding clause (ii) of this Section 13.1,
                ------------                                      ------------
any Lender may at any time, without the consent of the Borrower or the Administrative Agent, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank; provided, however, that no such assignment shall release the transferor Lender from its obligations hereunder. The Administrative Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with
Section 13.3 in the case of an assignment thereof or, in the case of any other
------------
transfer, a written notice of the transfer is filed with the Administrative Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

     13.2 Participations.
          --------------

               13.2.1 Permitted Participants; Effect. Any Lender, in the
                      ------------------------------
          ordinary course of its business and in accordance with applicable law, at any time, may sell participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. Any Person to whom such a participating interest is sold is a "Participant". In the event of any such sale by a Lender of
           -----------
          participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

               13.2.2 Voting Rights. Each Lender shall retain the sole right to
                      -------------
          approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the interest rate or fees payable with respect to any such Loan or Commitment or postpones any date fixed for any regularly-scheduled payment of principal of, or interest or fees on, any such Loan or Commitment or releases any guarantor of any such Loan or releases any substantial portion of collateral, if any, securing such Loan.

               13.2.3 Benefit of Setoff. The General Partner and the Borrower
                      -----------------
          each agrees that each Participant shall be deemed to have the right of setoff provided in Section 12.1 in respect of its participating
                             ------------
          interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 12.1 with respect
                                                       ------------
          to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 12.1, agrees to
                                                     ------------
          share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with
          Section 12.2 as if each Participant were a Lender.
          ------------

     13.3 Assignments.
          -----------

               13.3.1 Permitted Assignments. Any Lender, in the ordinary course
                      ---------------------
          of its business and in accordance with applicable law, at any time, may assign all or any portion (greater than or equal to $5,000,000 per assignee if it is only a portion of such Lender's interest) of its rights and obligations under the Loan Documents. Any Person to whom such rights and obligations are assigned is a "Purchaser". Such
                                                         ---------
          assignment shall be substantially in the form of Exhibit G hereto or
                                                           ---------
          in such other form as may be agreed to by the parties thereto. Any such assignment made after the initial syndication of the Facility has been completed by the Arrangers shall also require the consent of the Borrower, which consent shall not be unreasonably withheld, provided that no consent of the Borrower shall be required with respect to any assignment by a Lender to an Affiliate of that Lender or to any other Lenders or if a Default has occurred and is continuing. Lenders may hold and assign different percentages in the Revolving Facility and the Term Facility. The consent of the Administrative Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof, which consent shall not be unreasonably withheld or delayed.

               13.3.2 Effect; Effective Date. Upon (i) delivery to the
                      ----------------------
          Administrative Agent of a notice of assignment, substantially in the form attached as Exhibit J to Exhibit H hereto (a "Notice of
                           ---------    ---------            ---------
          Assignment"), together with any consents required by Section 13.3.1,
          ----------                                           --------------
          and (ii) payment by the assigning Lender of a $3,500 fee to the Administrative Agent for processing such assignment (unless the assignment is to an affiliate of the Lender in which case no fee shall be charged), such assignment shall become effective on the effective date specified in such Notice of Assignment. The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Loans under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Administrative Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 13.3.2, the transferor Lender, the
                           --------------
          Administrative Agent and the Borrower shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their Commitment, as adjusted pursuant to such assignment.

     13.4 Dissemination of Information. The General Partner and the Borrower
          ----------------------------
authorize each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such
 ----------
Lender's possession concerning the creditworthiness of the General Partner, the Borrower and their Subsidiaries.

     13.5 Tax Treatment. If any interest in any Loan Document is transferred to
          -------------
any Transferee which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 2.21.
                  ------------

                                  ARTICLE XIV

                                    NOTICES

     14.1 Giving Notice. Except as otherwise permitted by Section 2.16 with
          -------------                                   ------------
respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties, and, in the case of a notice to the General Partner or the Borrower, shall be directed to the attention of its principal accounting officer. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes).

     14.2 Change of Address. The General Partner, the Borrower, the
          -----------------
Administrative Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

                                  ARTICLE XV

                                 COUNTERPARTS

     This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Administrative Agent and the Lenders and each party has notified the Administrative Agent by telex or telephone that it has taken such action.



                         [REMAINDER OF PAGE LEFT BLANK]

     IN WITNESS WHEREOF, the Borrower, the General Partner, the Lenders and the Administrative Agent have executed this Agreement as of the date first above written.


                              NATIONAL GOLF OPERATING PARTNERSHIP, L.P.

                              By:  National Golf Properties, Inc., its General
                                    Partner

                                    By: /s/ James M. Stanich
                                        -----------------------------
                                    Print Name: James M. Stanich
                                                ----------------------
                                    Title: President
                                           ----------------------------


                              c/o National Golf Properties, Inc.
                              2951 28th Street, Suite 3001
                              Santa Monica, California 90405

                              Attention:    Principal Accounting Officer
                              Telephone:  (310) 664-4000
                              Facsimile:   (310) 664-6170



                              NATIONAL GOLF PROPERTIES, INC.


                                    By: /s/ James M. Stanich
                                        -----------------------------
                                    Print Name: James M. Stanich
                                                ----------------------
                                    Title: President
                                           ----------------------------


                              2951 28/th/ Street, Suite 3001
                              Santa Monica, California 90405

                              Attention:    Principal Accounting Officer
                              Telephone:  (310) 664-4000
                              Facsimile:   (310) 664-6170

Commitments:


Revolving Commitment:  $22,500,000.00  THE FIRST NATIONAL BANK OF
Term Commitment:       $ 2,500,000.00  CHICAGO, Individually and
                                       Administrative Agent

                                       By:  /s/ Richard G. Hillsman
                                            ------------------------------
                                       Print Name:  Richard G. Hillsman
                                                  ------------------------
                                       Title:  First Vice President
                                             -----------------------------

                                       One First National Plaza
                                       10th Floor, Mail Suite 0634
                                       Chicago, Illinois  60670

                                       Attention:  Sharon Bosch
                                       Telephone:  (312) 732-7112
                                       Facsimile:  (312) 732-4840


Revolving Commitment:  $17,500,000.00  MERRILL LYNCH CAPITAL
Term Commitment:       $17,500,000.00  CORPORATION, Individually and as
                                       Syndication Agent

                                       By:  /s/ Howard B. Sysler
                                            ----------------------------
                                       Print Name:  Howard B. Sysler
                                                    --------------------
                                       Title:  Vice President
                                              --------------------------

                                       World Financial Center
                                       North Tower, 7/th/ Floor
                                       New York, New York 10281-1307

                                       Attention:  Carol Feeley
                                       Telephone:  (212) 449-8414
                                       Facsimile:  (212) 738-1649

Revolving Commitment:  $20,000,000.00  ING (U.S.) CAPITAL LLC,
Term Commitment:       $0              Individually and as Co-Documentation
                                       Agent and Co-Arranger


                                       By:  /s/ David A. Mazujian
                                            ---------------------------
                                       Print Name:  David A. Mazujian
                                                    ---------------------
                                       Title:  Managing Director
                                               ---------------------------

                                       55 East 52/nd/ Street, 35th Floor
                                       New York, NY  10055

                                       Attention:   David Mazujian
                                       Telephone:   (212) 409-1207
                                       Facsimile:   (212) 409-5848

Revolving Commitment:  $25,000,000.00  UNION BANK OF CALIFORNIA, N.A.,
Term Commitment:       $0              Individually and as Co-Documentation
                                       Agent


                                       By:  /s/ Thomas D. Nations
                                            ---------------------------
                                       Print Name:  Thomas D. Nations
                                                    ---------------------
                                       Title:  Sr. Vice President
                                               ---------------------------

                                       445 S. Figueroa Street
                                       Los Angeles, CA  90071

                                       Attention: Thomas Nations
                                                 ------------------------
                                       Telephone:  (213) 236-7765
                                                         ----------------
                                       Facsimile:  (213) 236-7635
                                                         ----------------

Revolving Commitment:  $10,000,000.00  BANKBOSTON, N.A., Individually and
Term Commitment:       $10,000,000.00  as Co-Agent

                                       By:  /s/ CB Moore
                                            ---------------------------
                                       Print Name:  CB Moore
                                                    ---------------------
                                       Title:  Vice President
                                               ---------------------------

                                       Diversified Finance, MS 01-08-05
                                       100 Federal Street
                                       Boston, MA 02110

                                       Attention:  Constance Moore
                                       Telephone:  (617) 434-9383
                                       Facsimile:  (617) 434-4929


Revolving Commitment:  $16,000,000.00  CITY NATIONAL BANK, Individually
Term Commitment:       $0              and as Co-Agent

                                       By:  /s/ Steven K. Sloan
                                            ---------------------------
                                       Print Name:  Steven K. Sloan
                                                    ---------------------
                                       Title:  Vice President
                                               ---------------------------

                                       400 N. Roxbury Drive, 3/rd/ Floor
                                       Beverly Hills, CA  90210

                                       Attention:  Steven K. Sloan
                                       Telephone:  (310) 888-6140
                                       Facsimile:  (310) 888-6564

Revolving Commitment:  $16,000,000.00  WELLS FARGO BANK, NATIONAL
Term Commitment:       $0              ASSOCIATION, Individually and as Co-Agent


                                       By:  /s/ Anthony D. Premer
                                            ---------------------------
                                       Print Name:  Anthony D. Premer
                                                    ---------------------
                                       Title:  Vice President
                                               ---------------------------

                                       333 S. Grand Avenue, 3/rd/ Floor
                                       Los Angeles, CA  90071

                                       Attention:  Perry Moreth
                                       Telephone:  (213) 253-6866
                                       Facsimile:  (213) 687-3501

Revolving Commitment:  $0              PACIFIC LIFE INSURANCE COMPANY
Term Commitment:       $20,000,000.00


                                       By:  /s/ T. Anthony Premer
                                            -------------------------------
                                       Print Name:  T. Anthony Premer
                                                    -----------------------
                                       Title:  Assitant Vice President
                                               ----------------------------

                                       By:  /s/ C.S. Dillion
                                            -------------------------------

                                       Print Name:  C.S. Dillion
                                                   ------------------------

                                       Title:  Assistant Secretary
                                             ------------------------------

                                       700 Newport Center Drive
                                       Newport Beach, CA  92660-6397

                                       Attention:  T. Anthony Premer
                                       Telephone:  (949) 219-5447
                                       Facsimile:  (949) 219-5174

Revolving Commitment:  $16,000,000.00  AMSOUTH BANK
Term Commitment:       $ 0

                                       By:  /s/ Lawrence Clark
                                            ---------------------------
                                       Print Name:  Lawrence Clark
                                                    ---------------------
                                       Title:          VP
                                               ---------------------------

                                       1900 5/th/ Avenue North, 9/th/ Floor
                                       AmSouth Sonat Tower
                                       Birmingham, AL 35203

                                       Attention:  Lawrence Clark
                                       Telephone:  (205) 581-7493
                                       Facsimile:  (205) 326-4075


Revolving Commitment:  $16,000,000.00  CALIFORNIA FEDERAL BANK
Term Commitment:       $0

                                       By:  /s/ Scott Aney
                                            ---------------------------
                                       Print Name:  Scott Aney
                                                    ---------------------
                                       Title:  Senior Vice President
                                               ---------------------------

                                       15233 Ventura Boulevard
                                       Sherman Oaks, CA  91403

                                       Attention:  Gary Gruman
                                       Telephone:  (818) 528-7585
                                       Facsimile:  (818) 528-7590

Revolving Commitment:  $16,000,000.00  FIRST AMERICAN BANK TEXAS, SSB
Term Commitment:       $0

                                       By:  /s/ Amy Engelberg
                                            ---------------------------
                                       Print Name:  Amy Engelberg
                                                    ---------------------
                                       Title:  Assistant Vice President
                                               ---------------------------

                                       14651 Dallas Parkway
                                       Dallas, TX  75240

                                       Attention:  Amy Engelberg
                                       Telephone:  (972) 419-3542
                                       Facsimile:  (972) 419-3308


Revolving Commitment:  $5,000,000.00    BANK OF MONTREAL
Term Commitment:       $10,000,000.00

                                       By:  /s/ R.J. McClorey
                                            ---------------------------
                                       Print Name:  R.J. McClorey
                                                    ---------------------
                                       Title:  Director
                                               ---------------------------

                                       430 Park Avenue
                                       New York, NY  10022

                                       Attention:  Melanie Hamlon
                                       Telephone:  (212) 605-1464
                                       Facsimile:  (212) 605-1455

Revolving Commitment:  $0              BHF (USA) CAPITAL CORPORATION
Term Commitment:       $10,000,000.00


                                       By:  /s/ Patrick S. Marsh
                                            ---------------------------
                                       Print Name:  Patrick S. Marsh
                                                    ---------------------
                                       Title:  Associate
                                               ---------------------------


                                       By:  /s/ Hans J. Scholt
                                            ---------------------------
                                       Print Name:  Hans J. Scholt
                                                    ---------------------
                                       Title:  Vice President
                                               ---------------------------


                                       590 Madison Avenue
                                       New York, NY  10022

                                       Attention:  Thomas J. Scifo
                                       Telephone:  (212) 756-5912
                                       Facsimile:  (212) 756-5536


Revolving Commitment:  $10,000,000.00  CREDIT LYONNAIS NEW YORK
Term Commitment:       $0              BRANCH

                                       By:  /s/ Joseph A. Asciolla
                                            ---------------------------
                                       Print Name:  Joseph A. Asciolla
                                                    ---------------------
                                       Title:  First Vice President
                                               ---------------------------

                                       1301 Avenue of the America
                                       New York, New York  10019-6022

                                       Attention:  Bruno DeFloor
                                       Telephone:  (212) 261-3234
                                       Facsimile:  (212) 261-7532

Revolving Commitment:  $10,000,000.00  DRESDNER BANK, AG, NEW YORK
Term Commitment:       $0              AND GRAND CAYMAN BRANCHES

                                       By:  /s/ John W. Sweeney
                                            ---------------------------
                                            /s/ Christopher E. Saris
                                            ---------------------------
                                       Print Name:  John W. Sweeney
                                                    ---------------------
                                                    Christopher E. Saris
                                                    ----------------------
                                       Title:  Vice President
                                               ---------------------------
                                               Assistant Vice President
                                               ---------------------------

                                       Real Estate Finance Group
                                       75 Wall Street
                                       New York, New York  10005-2889

                                       Attention:  John Sweeney
                                       Telephone:  212-429-2955
                                       Facsimile:  212-429-2130

                                       with a copy to:
                                       --------------
                                       Allen Kirschenbaum
                                       Dresdner Bank AG
                                       Real Estate Finance Group
                                       333 South Grand Avenue
                                       Suite 1700
                                       Los Angeles, California  90071


Revolving Commitment:  $0              PILGRIM PRIME RATE TRUST
Term Commitment:       $10,000,000.00
                                       By:  Pilgrim Investments, Inc.,
                                            As its investment manager

                                       By:  /s/ Robert L. Wilson
                                            ---------------------------
                                       Print Name:  Robert L. Wilson
                                                    ---------------------
                                       Title:  Vice President
                                               ---------------------------

                                       Two Renaissance Square
                                       40 N. Central Avenue, Suite 1200
                                       Phoenix, AZ 85004-4424

                                       Attention:  Mark Haak
                                       Telephone:  (602) 417-8155
                                       Facsimile:  (602) 417-8327

 Revolving Commitment:  $0              THE TRAVELERS INSURANCE
 Term Commitment:       $10,000,000.00  COMPANY

                                       By:  /s/ Craig H. Farnsworth
                                            ---------------------------
                                       Print Name:  Craig H. Farnsworth
                                                    ---------------------
                                       Title:  2nd Vice President
                                               ---------------------------

                                       One Tower Square
                                       Hartford, CT  06183-2030
                                       Attention:  Teresa M. Torrey
                                       Telephone:  (860) 277-5952
                                       Facsimile:  (860) 954-5243


Revolving Commitment:  $0              MASSACHUSETTS MUTUAL
Term Commitment:       $5,000,000.00   LIFE INSURANCE COMPANY

                                       By:  /s/ John B. Wheeler
                                            ---------------------------
                                       Print Name:  John B. Wheeler
                                                    ---------------------
                                       Title:  Managing Director
                                               ---------------------------

                                       1295 State Street, Mail Stop F461
                                       Springfield, MA  01111-0001

                                       Attention:  John Wheeler
                                       Telephone:  (413)744-5075
                                       Facsimile:

Revolving Commitment:  $0              OCTAGON LOAN TRUST
Term Commitment:       $5,000,000

                                       By:  /s/ James P. Ferguson
                                            ---------------------------
                                       Print Name:  James P. Ferguson
                                                    ---------------------
                                       Title:  Senior Portfolio Manager
                                               ---------------------------

                                       380 Madison Avenue, 9/th/ Floor
                                       New York, NY  10017

                                       Attention:  James P. Ferguson
                                       Telephone:  (212) 622-3070
                                       Facsimile:  (212) 622-3797

                                   EXHIBIT A
                                   ---------


                               REVOLVING FACILITY
                               ------------------
                                  PRICING GRID



---------------------------------------------------------------------------------------------------------------------------------
                                                           Pricing
---------------------------------------------------------------------------------------------------------------------------------
      Leverage RATIO              LIBOR Applicable Margin             ABR Applicable Margin             Revolving Commitment Fee
          (Funded                          (BPS)                              (BPS)                              (BPS)
 Debt/Capital-ization Value)
--------------------------------------------------------------------------------------------------------------------------------
Greater than or
 equal to 45%                               225                                100                                 50
--------------------------------------------------------------------------------------------------------------------------------
Greater than or
 equal to 40% but                           200                                 75                               37.5
 less than 45%
--------------------------------------------------------------------------------------------------------------------------------
Greater than or
 equal to 35% but                           175                                 50                                 30
 less than 40%

-------------------------------------------------------------------------------------------------------------------------------
Less than 35%                               150                                 25                                 25
===============================================================================================================================


     On the Closing Date, the LIBOR Margin for the Revolving Facility shall be 225 basis points, the ABR Applicable Margin for the Revolving Facility shall be 100 basis points and the Revolving Commitment Fee shall be 50 basis points. All Applicable Margins and the Revolving Commitment Fee for the Revolving Facility shall remain at their Closing Date level through September 30, 1999. For purposes of this Exhibit A, Leverage Ratio for the Revolving Facility shall take effect with respect to all outstanding Advances on the date of delivery of the Borrower's statement under Section 7.1 certifying such change in Borrower's Leverage Ratio.

                                   EXHIBIT B
                                   ---------


                                 REVOLVING NOTE
                                 --------------

$                                                               July      , 1999
  ----------------                                                   -----


      National Golf Operating Partnership, L.P., a Delaware limited partnership (the "Borrower"), promises to pay to the order of
                                                  ----------------------------
(the "Lender") the lesser of the principal sum of
                                                  ----------------------------
Dollars or the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to Article II of the Amended and Restated Credit Agreement hereinafter referred to, in immediately available funds at the main office of The First National Bank of Chicago in Chicago, Illinois, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the remaining unpaid principal of and accrued and unpaid interest on the Loans in full on the Revolving Facility Termination Date.

      The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

      This Revolving Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement (as the same may be amended or modified, the "Agreement"), dated as of July __, 1999 among the Borrower, National Golf Properties, Inc., as Guarantor and General Partner, The First National Bank of Chicago, individually and as the Administrative Agent, Merrill Lynch Capital Corporation, individually and as the Syndication Agent, First Chicago Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers, ING (U.S.) Capital LLC, individually and as Co-Documentation Agent and Co-Arranger, Union Bank of California N.A., individually and as Co-Documentation Agent, and the other Lenders named therein, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Revolving Note, including the terms and conditions under which this Revolving Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

      If there is a Default or Unmatured Default under the Agreement or any other Loan Document and Administrative Agent exercises the remedies provided under the Agreement and/or any of the Loan Documents for the Lenders, then in addition to all amounts recoverable by the Administrative Agent and the Lenders under such documents, the Administrative Agent and the Lenders shall be entitled to receive reasonable attorneys fees and expenses incurred by Administrative Agent and the Lenders in connection with the exercise of such remedies.

      Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Revolving Note, and any and all lack of diligence or delays in collection or enforcement of this Revolving Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Revolving Note, the release of any of the security for this Revolving Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

      This Revolving Note shall be governed and construed under the internal laws of the State of Illinois.

      BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS PROMISSORY NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.



                              NATIONAL GOLF OPERATING PARTNERSHIP,
                              L.P.

                              By:  NATIONAL GOLF PROPERTIES, INC., its
                                   General Partner


                                   By:
                                       ------------------------------
                                   Print Name:
                                               ----------------------
                                   Title:
                                          ---------------------------

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
               NOTE OF NATIONAL GOLF OPERATING PARTNERSHIP, L.P.
                            DATED JULY ______, 1999



================================================================================================================
Date                        Principal               Maturity               Maturity                Unpaid
----                          Amount              of Interest             Principal               Balance
                             of Loan                 Period              Amount Paid              -------
                             -------                 ------              -----------
----------------------------------------------------------------------------------------------------------------

================================================================================================================

                                   EXHIBIT C
                                   ---------

                                   TERM NOTE
                                   ---------

$                                                               July      , 1999
  ----------------                                                   -----


      National Golf Operating Partnership, L.P., a Delaware limited partnership (the "Borrower"), promises to pay to the order of
                                                 -------------------------------
(the "Lender") the principal sum of                    Dollars, in immediately
                                   -------------------
available funds at the main office of The First National Bank of Chicago in Chicago, Illinois, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the remaining unpaid principal of and accrued and unpaid interest on the Loans in full on the Term Facility Termination Date.

      The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

      This Term Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement (as the same may be amended or modified, the "Agreement"), dated as of July __, 1999 among the Borrower, National Golf Properties, Inc., as Guarantor and General Partner, The First National Bank of Chicago, individually and as the Administrative Agent, Merrill Lynch Capital Corporation, individually and as the Syndication Agent, First Chicago Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers, ING (U.S.) Capital LLC, individually and as Co-Documentation Agent and Co-Arranger, Union Bank of California N.A., individually and as Co-Documentation Agent, and the other Lenders named therein, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Term Note, including the terms and conditions under which this Term Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

      If there is a Default or Unmatured Default under the Agreement or any other Loan Document and Administrative Agent exercises the remedies provided under the Agreement and/or any of the Loan Documents for the Lenders, then in addition to all amounts recoverable by the Administrative Agent and the Lenders under such documents, the Administrative Agent and the Lenders shall be entitled to receive reasonable attorneys fees and expenses incurred by Administrative Agent and the Lenders in connection with the exercise of such remedies.

      Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Term Note, and any and all lack of diligence or delays in collection or enforcement of this Term Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Term Note, the release of any of the security for this Term Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

      This Term Note shall be governed and construed under the internal laws of the State of Illinois.

      BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS PROMISSORY NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.



                              NATIONAL GOLF OPERATING PARTNERSHIP,
                              L.P.

                              By:  NATIONAL GOLF PROPERTIES, INC., its
                                   General Partner

                                   By:
                                        ---------------------------
                                   Print Name:
                                                ---------------------
                                   Title:
                                           ---------------------------

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
               NOTE OF NATIONAL GOLF OPERATING PARTNERSHIP, L.P.
                            DATED JULY ______, 1999



================================================================================================================
Date                        Principal               Maturity               Maturity                Unpaid
----                          Amount              of Interest             Principal               Balance
                             of Loan                 Period              Amount Paid              -------
                             -------              -----------            -----------
----------------------------------------------------------------------------------------------------------------

================================================================================================================